PAGE ___ OF ___ PAGES.                             1933 ACT FILE NO. 33-98050
  THE INDEX TO EXHIBITS APPEARS ON PAGE ___          1940 ACT FILE NO. 811-9110


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                    FORM N-2
                        (Check appropriate box or boxes)
                             REGISTRATION STATEMENT
                                      UNDER
                         THE SECURITIES ACT OF 1933 [X]
                       PRE-EFFECTIVE AMENDMENT NO. 1   [X]
                      POST-EFFECTIVE AMENDMENT NO. ___ [ ]
                                     AND/OR
                             REGISTRATION STATEMENT
                                      UNDER
                     THE INVESTMENT COMPANY ACT OF 1940 |X|
                              AMENDMENT NO. 1   [X]
                                ----------------
                      SOUTHWEST SMALL CAP EQUITY FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                                ----------------
C/O MGF Service Corp.                    John F. Splain, Assistant Secretary
312 Walnut Street                        c/o MGF Service Corp.
Cincinnati, Ohio  45202                  312 Walnut Street
(Address of Principal Executive Offices) Cincinnati, Ohio 45202
(513) 629-2000                           (Name and Address of Agent for Service)
(Registrant's Telephone Number,
  Including Area Code)
                                ----------------
                                 With copies to:
GEOFFREY K. WALKER, ESQ.                        JOHN J. MCKENNA, CHAIRMAN & CEO
JEFF C. DODD, ESQ.                              MCKENNA MANAGEMENT COMPANY
MAYOR, DAY, CALDWELL & KEETON, L.L.P.           909 FANNIN, SUITE 1600
700 LOUISIANA STREET, SUITE 1900                HOUSTON, TEXAS  77010
HOUSTON, TEXAS  77002-2778

         APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [X].

                                ----------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
================================================================================================================
                                                                     Proposed        Proposed
                                                        Amount        Maximum         Maximum       Amount of
                                                         Being    Offering Price     Aggregate    Registration
Title of Securities Being Registered                  Registered     Per Unit     Offering Price       Fee
----------------------------------------------------------------------------------------------------------------
Common Stock, par value $.001 per share............... 4,000,000     $10.00        $40,000,000      $13,793*
================================================================================================================

* As calculated pursuant to Rule 457(a) under the Securities Act of 1933.

                                ----------------
         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                      SOUTHWEST SMALL CAP EQUITY FUND, INC.

                              CROSS REFERENCE SHEET
                    PURSUANT TO ITEM 501(B) OF REGULATION S-K

                    FORM N-2 ITEM NUMBER AND HEADING                            PROSPECTUS CAPTION OR PAGE
                    --------------------------------                            --------------------------
1.       Outside Front Cover Page of Prospectus................        Registration Statement Cover; Outside Front Cover
                                                                       Page of Prospectus
2.       Inside Front and Outside Back Cover Pages of
            Prospectus.........................................        Inside Front and Outside Back Cover Pages of
                                                                       Prospectus; Additional Information

3.       Fee Table and Synopsis................................        Fee Table

4.       Financial Highlights..................................        Prospectus Summary; Risk Factors; Investment
                                                                       Objective and Policies

5.       Plan of Distribution..................................        Prospectus Summary; Marketing Arrangements

6.       Selling Shareholders..................................        Not Applicable

7.       Use of Proceeds.......................................        Prospectus Summary; Use of Proceeds

8.       General Description of the Registrant.................        Outside Front Cover Page of Prospectus; Prospectus
                                                                       Summary; The Fund; Risk Factors; Investment
                                                                       Objective and Policies; Management of the Fund

9.       Management............................................        Prospectus Summary; Management of the Fund

10.      Capital Stock, Long-Term Debt, and Other
            Securities.........................................        Prospectus Summary; Capital Stock; Dividends

11.      Defaults and Arrears on Securities ...................        Not Applicable

12.      Legal Proceedings.....................................        Not Applicable

13.      Table of Contents of the Statement of Additional
            Information........................................        Page 30


                 SUBJECT TO COMPLETION, DATED NOVEMBER 22, 1995


PROSPECTUS
                                   $40,000,000
                      SOUTHWEST SMALL CAP EQUITY FUND, INC.
                        4,000,000 SHARES OF COMMON STOCK

   Southwest Small Cap Equity Fund, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to seek capital appreciation for long-term investors by investing in common equity securities of publicly traded, small capitalization companies headquartered in Texas, Colorado, Oklahoma, Louisiana, Arkansas or New Mexico (the "Southwest").


   The shares of common stock of the Fund (the "Shares") have been approved for listing on the Chicago Stock Exchange under the symbol "SWS". The Shares are being offered by McKenna Securities Company and Capital West Securities, Inc. (the "Dealer Managers") and certain broker/dealers ("Broker/Dealers"), on a "best efforts" basis. The offering will terminate on [thirty days from the date of this Prospectus], subject to extension for up to 30 days. Subscriptions will be placed in escrow with Star Bank, N.A., Cincinnati, Ohio. If subscriptions for a minimum of 2,000,000 Shares have not been deposited by the date this offering terminates, then all proceeds will be promptly returned to investors with all interest earned thereon while in escrow. The minimum permitted subscription by an investor is 100 Shares. See "Marketing Arrangements."


   PRIOR TO THIS OFFERING, THERE HAS BEEN NO PUBLIC MARKET FOR THE SHARES. EQUITY SECURITIES OF CLOSED-END INVESTMENT COMPANIES HAVE IN THE PAST FREQUENTLY TRADED AT DISCOUNTS FROM THEIR NET ASSET VALUES AND INITIAL OFFERING PRICES. THIS RISK MAY BE GREATER FOR INITIAL INVESTORS EXPECTING TO SELL SHARES OF A CLOSED-END INVESTMENT COMPANY SOON AFTER THE COMPLETION OF AN INITIAL PUBLIC OFFERING OF SUCH SHARES. FOR A DISCUSSION OF OTHER RISKS THAT SHOULD BE CONSIDERED BY POTENTIAL INVESTORS, SEE "RISK FACTORS."


   This Prospectus concisely sets forth information about the Fund that an investor should know before investing, and it should be retained for future reference. A Statement of Additional Information ("SAI") dated the date hereof has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the SAI is located on page 30 of this Prospectus. A copy of this information may be obtained free of charge upon request made to McKenna Securities Company by writing to 909 Fannin, Suite 1600, Houston, Texas 77010, calling (713) 951- 9191, telefaxing (713) 951-0550 or sending e-mail to mckenna@internetmci.com.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

====================================================================================================================================
                                                            Price to Public(a)              Sales Load(a)              Proceeds to
                                                                                                                        Fund(a)(b)
------------------------------------------------------------------------------------------------------------------------------------
Per Share...........................................                    $10.00                       $.80                    $9.20
Total Minimum.......................................               $20,000,000                 $1,600,000              $18,400,000
Total Maximum.......................................               $40,000,000                 $3,200,000              $36,800,000
====================================================================================================================================


(a) Based on a Price to Public of $10.00 per share, the "Sales Load" includes sales commissions of 6% paid to the Dealer Managers and other selling Broker/Dealers and a 1% origination fee and a 1% nonaccountable expense allowance paid to the Dealer Managers as more fully described in "Marketing Arrangements". Price to Public and Sales Load will be subject to reductions at various levels of single transactions, as more fully described in "Marketing Arrangements." See "Marketing Arrangements" for information concerning indemnification of the Dealer Managers and other information concerning the distribution of Shares in this offering.

(b) Before deducting organizational and offering expenses payable by the Fund and not included as "Sales Load," estimated at $350,000. The Fund has agreed, upon McKenna Securities Company's request, to amend the registration statement of which this Prospectus is a part to permit an increase in the offering on the same terms herein of up to 6,000,000 additional Shares. If this offering is increased by 6,000,000 additional Shares, the total "Price to Public" will be a maximum of $100,000,000, the total "Sales Load" will be a maximum of $8,000,000 and the total "Proceeds to Fund" will be a maximum of $92,000,000.

         The Shares are offered on behalf of the Fund by the Dealer Managers and certain Broker/Dealers, subject to acceptance and the right of the Fund to withdraw, cancel or modify the offering and to reject any order in whole or in part. Share certificates will be delivered promptly after the release of escrow funds. See "Marketing Arrangements."

MCKENNA SECURITIES COMPANY
                      CAPITAL WEST SECURITIES, INC.
The date of this Prospectus is ______________, 1995

                                    FEE TABLE
STOCKHOLDER TRANSACTION EXPENSES
         Maximum Sales Load (as a percentage of offering price)          8.00%
         Dividend Reinvestment Plan Fees                                 None

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS
  ATTRIBUTABLE TO THE SHARES)(a)
         Management Fee                                                  1.00%
         Other Expenses                                                  1.00%
              Administrative Fee                              .50%
              Estimated Additional Expenses                   .50%
                  Total Annual Expenses (estimated)                      2.00%


(a) For the years ending December 31, 1995, 1996 and 1997, subject to certain conditions, to the extent certain fees and expenses otherwise payable by the Fund exceed 2% of the Fund's net assets, the Investment Manager and Administrator will reduce or waive the fees otherwise payable to them or reimburse the Fund for such fees. See "Management of the Fund-Investment Manager."

EXAMPLE

                                                              1 YEAR       3 YEARS      5 YEARS      10 YEARS
                                                              ------       -------      -------      --------
An investor would pay the following cumulative expenses
on a $1,000 investment, assuming a 5% annual return            $99           $140         $182          $300

         The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The annual return reflected in the example above is hypothetical, and does not represent a prediction as to the Fund's performance. The example assumes reinvestment of all dividends and distributions at net asset value. Other Expenses are annualized based upon estimated amounts for the current fiscal year. For a description of Management Fees, Administration Fees and certain other expenses, see "Management of the Fund--Investment Manager" and "--Administration." The example should not be considered as a representation of future expenses; actual expenses may be greater than those shown. The actual number of Shares sold in this offering, which may range from 2,000,000 (minimum) to 4,000,000 (maximum), will not affect the rate at which Stockholder Transaction Expenses, annual Management Fee or annual Administration Fee will be calculated and is not expected to have any material effect upon other expenses estimated above.


IN CONNECTION WITH THIS OFFERING, THE DEALER MANAGERS MAY EFFECT TRANSACTIONS ON THE CHICAGO STOCK EXCHANGE WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE COMMON STOCK AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                               PROSPECTUS SUMMARY

         THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS. INVESTORS SHOULD CAREFULLY CONSIDER THE INFORMATION SET FORTH UNDER THE CAPTION "RISK FACTORS."

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to seek capital appreciation for long- term investors through investments in common equity securities of publicly traded Southwest Small Cap Companies. In general, "Southwest Small Cap Companies" are defined as publicly traded companies that (i) are headquartered in Texas, Colorado, Oklahoma, Louisiana, Arkansas or New Mexico (the "Southwest") and (ii) have or had, as of the end of any calendar quarter ending on or after December 31, 1987, a common equity market value of between $10 million and $250 million. A company continues to qualify as a "Southwest Small Cap Company" even if the market value of its common equity securities subsequently rises above $250 million or falls below $10 million, but ceases to qualify when it relocates its headquarters outside the Southwest or when its common equity ceases to be publicly traded. As of September 30, 1995, the Investment Manager had identified 670 Southwest Small Cap Companies, of which the common equity market values of 118 were $250 million or more, 471 were between $10 million and $250 million and 81 were $10 million or less. The aggregate common equity market value of the 670 Southwest Small Cap Companies at September 30, 1995 was approximately $114 billion and the average equity market capitalization was approximately $170 million.

INVESTMENT OBJECTIVE


The Fund's investment objective is to seek capital appreciation for long-term investors by investing in common equity securities of publicly traded Southwest Small Cap Companies. This reflects, in part, the Investment Manager's opinion based on its analysis of the performance of the Southwest Index(TM)that, during the period from December 31, 1987 through September 30, 1995, a strategy of investing in such securities on a broad and diversified basis could have realized greater investment returns than a strategy designed to track the performance of certain broad market indexes, most particularly the S&P 500 and Russell 2000. The Southwest Index(TM)was developed by the Investment Manager to measure the market performance after December 31, 1987 of publicly traded common equity securities issued by Southwest Small Cap Companies. See "Investment Objective and Policies -- The Southwest Index(TM)." The Fund's investment objective also reflects the Investment Manager's belief that the Southwest, as a region, has offered and will continue to offer a more favorable business climate than other regions of the United States because of a greater population growth rate, regulatory environments, taxation levels and general business costs (such as lower labor costs), among other factors. In addition, the investment objective of the Fund reflects the Investment Manager's opinion that investments in small capitalization companies can offer the potential to achieve returns that may be greater than investments in companies with larger market capitalizations. However, no assurance can be given that the Fund's investment objective will be realized.


INVESTMENT POLICY


In pursuing its investment objective, the Fund's investment policy will be, generally, (i) to have not less than one-half of its assets invested, predominantly on an equal dollar weighted basis, in publicly traded common equity securities of substantially all of the Southwest Small Cap Companies (the "Southwest Market Portfolio") and (ii) to have the remainder of its assets invested in publicly traded common equity securities of particular Southwest Small Cap Companies selected by the Investment Manager (the "Southwest Value Portfolio"). In making investments for the Southwest Value Portfolio, the Investment Manager will seek to invest in equity securities of Southwest Small Cap Companies that are, in the Investment Manager's estimation, undervalued. The Investment Manager believes that this investment policy will allow the Fund to benefit from a broad-based, diversified investment across the range of publicly traded Southwest Small Cap Companies, while also permitting the Fund to target investments in the common equity securities of particular companies that the Investment Manager determines to be especially attractive. For more detailed information regarding policies and restrictions applicable to the Fund's investments, see "Investment Objective and Policies."

SOUTHWEST MARKET PORTFOLIO

The Southwest Market Portfolio's performance will be intended generally to correspond to the performance of the common equity securities of the entire group of companies that are included in the Southwest Index(TM). As with the Southwest Index(TM), the investment strategy with respect to the Southwest Market Portfolio incorporates the following critical design parameters:

o Identical criteria and procedures are used to identify Southwest Small Cap Companies and publicly traded common equity securities of Southwest Small Cap Companies for purposes of the Fund's investments and the Southwest Index(TM).

o Each Southwest Small Cap Company will continue to qualify for Fund investment unless the issuer relocates its headquarters outside the Southwest or its common equity securities cease to be publicly traded. Accordingly, a change in the market value of common equity securities of a particular Southwest Small Cap Company (even if its market capitalization decreases below $10 million or increases above $250 million) does not result in removal of such securities from the Southwest Market Portfolio or the Southwest Index(TM).

Moreover, the assumed quarterly rebalancing of the hypothetical portfolio used to compute the Southwest Index(TM) will be approximated by quarterly purchases and sales of investments in the Southwest Market Portfolio, subject to transaction cost constraints, to achieve a roughly equal dollar investment in each portfolio security.


Nevertheless, the Investment Manager does not expect or intend to seek an exact correlation between performance of the Southwest Market Portfolio and the Southwest Index(TM) for a variety of reasons, including the exercise of discretion that will be allowed the Investment Manager in determining the precise composition, size, weighing and timing of investments, the Fund's portfolio transaction costs, the potential impact of the Fund's diversification requirements and the Fund's expenses. Contrary to the assumptions used in the Southwest Index(TM), the Investment Manager will have the ability (without the obligation) (i) to liquidate or reduce a particular investment included in the Southwest Market Portfolio if, in its judgment, the market value of such investment has been or will be adversely affected by material events or conditions and (ii) to exercise or convert rights associated with particular securities and to tender securities in connection with tender or exchange offers, regardless of whether such securities continue to be publicly traded. See "Investment Objectives and Policies -- Southwest Market Portfolio."


SOUTHWEST VALUE PORTFOLIO


The assets allocated to the Southwest Value Portfolio also will be invested in publicly traded common equity securities of Southwest Small Cap Companies. However, such investments will be made selectively in securities of particular Southwest Small Cap Companies that, in the Investment Manager's estimation, are undervalued. In making such investments, the Investment Manager will analyze not only traditional indicators (including book values, dividend yields, price/earnings ratios and revenues), but also the level and direction of earnings. Particular attention will be given to cash flow, sales trends, debt and the relationship between the levels of inventories and receivables.

RISK FACTORS

Prior to this offering, there has been no public market for the Shares. Equity securities of closed-end investment companies have in the past frequently traded at discounts from their net asset values and initial offering prices. This risk may be greater for initial investors expecting to sell shares of a closed-end investment company soon after the completion of an initial public offering of such shares. The equity securities in which the Fund will invest will be issued by publicly traded, small capitalization companies, which may have limited financial, managerial or other resources and will be subject to numerous risks not normally associated with securities issued by publicly traded companies with larger market capitalizations. Moreover, because the Fund will invest in equity securities of companies headquartered in the Southwest, the market value of such securities may be especially affected by economic conditions in the Southwest (most particularly Texas) and conditions affecting the energy industry and other industries that are prevalent in the Southwest. There can be no assurance that the investment objective of the Fund will be achieved. See "Risk Factors."

THE OFFERING


The Fund is offering from 2,000,000 Shares (minimum) to 4,000,000 Shares (maximum) at $10.00 per Share subject to reductions at various levels of single transactions, as more fully described in "Marketing Arrangements." The minimum permitted investment by an investor in this offering is 100 Shares. The Fund has agreed, upon McKenna Securities Company's request, to amend the registration statement of which this Prospectus is a part to permit an increase of the offering of up to 6,000,000 additional Shares on the same terms herein.


The offering is being made on a "best efforts" basis and will terminate no later than [thirty days from the date of this Prospectus], subject to the right of the Fund to extend the offering up to 30 days without notice.

Subscriptions will be placed in escrow with Star Bank, N.A., Cincinnati, Ohio. Investors must complete, execute and deliver a Subscription Form, included in the Subscription Agreement which is Appendix A to this Prospectus (the "Subscription Agreement"). If subscriptions for a minimum of 2,000,000 Shares have not been received by the date this offering terminates, then all subscriptions will be promptly returned to investors with interest earned while in escrow. See "Marketing Arrangements."

PROPOSED CHICAGO STOCK
EXCHANGE SYMBOL


The Shares have been approved for listing on the Chicago Stock Exchange under the symbol "SWS".


DIVIDENDS

The Fund intends to distribute annually substantially all of its net investment income, and to distribute at least annually any net realized capital gains to or to the accounts of holders of Shares. Under the Fund's Dividend Reinvestment Plan (the "Plan"), all dividends and distributions will be automatically reinvested by Star Bank, N.A., as agent (the "Plan Agent"), to purchase additional Shares from the Fund or in the open market unless a stockholder affirmatively elects to receive cash. All dividends and distributions will be taxable, whether reinvested pursuant to the Plan or distributed in cash. See "Dividends."

INVESTMENT MANAGER

The Investment Manager is McKenna Management Company, which is a registered investment adviser under the Investment Advisers Act of 1940 and an affiliate of McKenna Securities Company. The Investment Manager will manage the Fund's investments in accordance with the Fund's investment objective and policies. Prior to the organization of the Fund, the Investment Manager had not served as investment adviser to any other investment company.

The principal investment officer of the Investment Manager is Robert D. Harrell. Mr. Harrell, who has more than 26 years of investment management experience as an institutional portfolio manager and chief investment officer, joined the Investment Manager in 1995 as its Chief Investment Officer. For two years prior to joining the Investment Manager, Mr. Harrell was Director of Research and Investment Advisory Services for Arneson Kercheville Ehrenberg & Associates, a regional brokerage firm located in San Antonio. Previously, Mr. Harrell was a principal of Benchmark Asset Management, Inc. ("Benchmark") in Houston, which he founded in 1986 and which had $150 million under management when it was sold to an unrelated investment management company in 1992. Prior to founding Benchmark, Mr. Harrell was Senior Vice President, Chief Operating Officer, and Chief Investment Officer of American Capital Advisors, Inc., a private fund management company in the American Capital Group, where he worked from 1982 to 1986. Before that, he was Executive Vice President of Investment Advisors, Inc., where he worked from 1972 to 1982.

ADMINISTRATOR


McKenna & Company I, L.P., an affiliate of the Investment Manager and of McKenna Securities Company, will serve as the Fund's administrator (the "Administrator") pursuant to the terms of an Administration Agreement. The Administrator will subcontract many of the administrative services of the Fund to MGF Service Corp., a mutual fund services company located in Cincinnati, Ohio. See "Management of the Fund -- Administration.


CUSTODIAN, TRANSFER AGENT
DIVIDEND PAYING AGENT
AND REGISTRAR

Star Bank, N.A. will act as custodian for the Fund's assets and may employ sub-custodians as provided in the Custodian Agreement. Star Bank, N.A. will also act as transfer agent, dividend paying agent and registrar for the Fund's Common Stock.

FEES AND EXPENSES


For its services, the Investment Manager will be paid a monthly fee at an annual rate of 1.00% of the Fund's Average Net Assets as determined for the month. See "Management of the Fund -- Investment Manager." This fee is higher than the fee paid by a number of other investment companies to other investment advisers. The Administrator will be paid a monthly fee at an annual rate of .50% of Average Net Assets as determined for the month, out of which it will pay the charges of MGF Service Corp., as sub-administrator, and certain other administrative expenses. The Fund will also pay the costs of the custodian, the transfer agent, dividend paying agent and Plan Agent, and certain other third party costs, which the Investment Manager anticipates will generally approximate .50% of the Fund's Average Net Assets annually. See "Management of the Fund."


If, with respect to any of the years ending December 31, 1995, 1996 or 1997, the total expenses of the Fund incurred by, or allocated to, the Fund with respect to any such year (excluding the expenses incurred or paid in connection with this offering, brokerage commissions and other portfolio transaction expenses, taxes, interest, expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) exceed 2% of net assets as of the end of such year, the Investment Manager and the Administrator will, to the extent of such excess and on a pro rata basis, waive their Management Fees and their Administration Fees, respectively, payable for such year or reimburse the Fund.

THE FUND


         The Fund, incorporated in Delaware on October 10, 1995, is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The address of the Fund is c/o MGF Service Corp., 312 Walnut Street, Cincinnati, Ohio 45202.

         The Fund's investment objective is to seek capital appreciation for long-term investors by investing in common equity securities of Southwest Small Cap Companies. To further this investment objective the Fund's investment policy will be, generally, (i) to have not less than one-half of its assets invested, predominantly on an equal dollar weighted basis, in common equity securities of substantially all Southwest Small Cap Companies (the "Southwest Market Portfolio") and (ii) to have the remainder of its assets invested in common equity securities of a selected group of Southwest Small Cap Companies identified by the Investment Manager (the "Southwest Value Portfolio"). This investment policy is intended to provide the Fund with a broad-based, diversified common equity investment across the range of publicly traded Southwest Small Cap Companies, while also allowing targeted investment in the securities of selected Southwest Small Cap Companies that the Investment Manager determines to be particularly attractive.


         The Fund will enable an investor to invest in a portfolio of common equity securities of hundreds of publicly traded Southwest Small Cap Companies, and thereby to participate on a broadly diversified basis in the Southwest regional economy, without incurring the administrative burdens that would be encountered by an individual investor seeking to pursue the Fund's investment program. Such burdens would include arranging purchases and sales of securities, obtaining current information about companies located in the Southwest, assembling a portfolio of such companies, assuring the safekeeping of investment securities and purchasing and selling such securities.

         The Investment Manager is McKenna Management Company, which is a registered investment adviser under the Investment Advisers Act of 1940 and an affiliate of McKenna Securities Company. The principal investment officer of the Investment Manager is Robert D. Harrell. Mr. Harrell, who has more than 26 years of investment management experience as an institutional portfolio manager and chief investment officer, joined the Investment Manager in 1995 as its Chief Investment Officer. For the two years prior to joining the Investment Manager, Mr. Harrell was Director of Research and Investment Advisory Services for Arneson Kercheville Ehrenberg & Associates, a regional brokerage firm located in San Antonio. Previously, Mr. Harrell was a principal in Benchmark Asset Management, Inc. ("Benchmark") in Houston, which he founded in 1986 and which had $150 million under management in August 1992 when it was sold to an unrelated investment management company. Prior to founding Benchmark, Mr. Harrell was Senior Vice President, Chief Operating Officer and Chief Investment Officer of American Capital Advisors, Inc., a private fund management company in the American Capital Group, where he worked from 1982 to 1986. Before that, he was Executive Vice President of Investment Advisors, Inc., where he worked from 1972 to 1982.

                                 USE OF PROCEEDS


         The net proceeds of this offering, estimated to be between $18,050,000 (minimum) and $36,450,000 (maximum) after deducting the sales load and offering and organizational expenses, will be invested in accordance with the Fund's investment objective and policies set forth under "Investment Objective and Policies." The Fund anticipates that, under normal market conditions, the net proceeds of this offering will be so invested promptly after consummation of the sale of the Shares pursuant to this Prospectus. The Fund anticipates that it will have invested the portion of the proceeds to be allocated to the Southwest Market Portfolio within 30 days of the receipt of the proceeds from this offering and will have invested the remainder of the proceeds of the offering within 60 days of the receipt by the Fund of such net proceeds. Not less than one-half of the net proceeds will be allocated to the Southwest Market Portfolio and the remainder of the net proceeds will be allocated to the Southwest Value Portfolio. To the extent that any assets are not invested in equity securities of Southwest Small Cap Companies, they will be invested in Temporary Investments. See "Investment Objective and Policies -- Temporary Investments."

                                  RISK FACTORS

         INVESTORS SHOULD RECOGNIZE THAT AN INVESTMENT IN THE SHARES IS SUBJECT TO NUMEROUS RISKS. THE RISKS THAT INVESTORS SHOULD TAKE INTO ACCOUNT INCLUDE THE
FOLLOWING:

NO PRIOR HISTORY; DISCOUNT FROM NET ASSET VALUE

         The Fund is a newly organized company with no prior operating history. Prior to this offering, there has been no public market for the Shares. Shares of closed-end investment companies have in the past frequently traded at a discount from their net asset values and initial offering price. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease. The risk of loss associated with purchasing shares of a closed-end investment company may be more pronounced for investors who purchase in the initial public offering and who expect to sell their shares in a relatively short period of time.

LONG-TERM INVESTMENT; NOT COMPLETE INVESTMENT PROGRAM

         The Fund is designed for long-term investors and not as a trading vehicle. An investment in shares of the Fund should not be considered a complete investment program.

INVESTMENTS IN SMALL CAPITALIZATION COMPANIES

         The equity securities in which the Fund will invest will be issued by publicly traded small capitalization companies, which may have limited financial, managerial or other resources and will be subject to numerous risks not normally associated with securities issued by publicly traded companies with larger market capitalizations. Typically, smaller publicly traded companies depend for their success on the management talents and efforts of one person or a small group of persons, and the death, disability or resignation of one or more of these persons could have a material adverse impact on their company. Moreover, they frequently have smaller product lines and market shares than larger publicly traded companies. They also may be more vulnerable to economic downturns and often need substantial capital to expand or compete. Small capitalization companies typically pay small dividends, if any. Such companies may also experience substantial variations in operating results. In addition, many small capitalization public companies may not be well-known to the investing public, may not have significant institutional ownership and may be followed by relatively few securities analysts, if any, which could result in a limited availability of information and chronic undervaluation. To the extent securities of small capitalization publicly traded companies are traded in the over-the-counter markets, their securities may have fewer market makers, wider spread between quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than the securities of public companies that have larger market capitalizations and/or that are traded on the national stock exchanges. For these and other reasons, investments in publicly traded small capitalization companies involve a high degree of risk.

INVESTMENTS IN SOUTHWEST COMPANIES


         The Fund's assets, other than Temporary Investments, will be invested in common equity securities of publicly traded companies headquartered in the Southwest. Accordingly, the value of the Fund's assets may be adversely affected by political and economic factors affecting the Southwest including matters affecting U.S. relations with, or the economy of, Mexico. In addition, the economy of the Southwest may differ favorably or unfavorably from the U.S. economy in general. For example, characteristics such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment and resource self-sufficiency may differ. The energy industry and related industry sectors occupy a more prominent position in the Southwest economy than in the United States economy in general, and the Southwest economy therefore is more susceptible to adverse changes in the prices, and the worldwide availability, of crude oil and natural gas. In addition, since over one-half (62.8% as of September 30, 1995) of all Southwest Small Cap Companies are headquartered in Texas, factors especially affecting the Texas economy or companies located in Texas may have a direct impact on the value of the Fund's investments.

INVESTMENTS IN EQUITY SECURITIES

         The Fund's investments will be in common equity securities, except for Temporary Investments. All equity securities are subject to price volatility, potential bankruptcy of the issuer, general movements in markets, overall economic conditions and perceptions of potential growth. The securities of small capitalization, publicly traded companies are particularly susceptible to these characteristics. Moreover, general market conditions may depress the value of the Fund's investments, irrespective of economic conditions in the Southwest or the fundamental operating characteristics of small capitalization, publicly traded companies in which it invests.

DEPENDENCE ON MANAGEMENT

         The Fund is dependent on the management of the Investment Manager, particularly of John J. McKenna, its chief executive officer, and Robert D. Harrell, its chief investment officer. The loss of the services of either of these persons could, at least in the short term, have a material adverse effect on the operations of the Fund. See "Management of the Fund."

NO PRIOR INVESTMENT RECORD AT MCKENNA MANAGEMENT COMPANY

         Although the Chief Investment Officer of the Investment Manager, Robert
D. Harrell, has more than 26 years of prior investment management experience as an institutional portfolio manager and chief investment officer, Mr. Harrell has no prior investment record with the Investment Manager. The Investment Manager was formed in 1990 but has in the past limited its business to investment research and has not previously managed an investment fund.

ANTI-TAKEOVER PROVISIONS

         The Fund's Certificate of Incorporation contains certain anti-takeover provisions that may have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit a sale of Shares at a premium over prevailing market prices, if such a premium develops. The Fund's Board of Directors has determined that these provisions are in the best interests of the stockholders generally. See "Capital
Stock -- Anti-takeover Provisions."

                        INVESTMENT OBJECTIVE AND POLICIES

INTRODUCTION


         The investment objective of the Fund is to seek capital appreciation for long-term investors by investing in the common equity securities of publicly traded Southwest Small Cap Companies. This investment objective is fundamental and may not be changed without the approval of a "majority of the Fund's outstanding voting securities." See "Investment Restrictions." The investment policy of the Fund will be, in general and except for Temporary Investments as discussed below, (i) to have not less than one-half of its assets invested, predominantly on an equal dollar weighted basis, in publicly traded common equity securities of substantially all of the Southwest Small Cap Companies (the "Southwest Market Portfolio") and (ii) to have the remainder of its assets invested in publicly traded common equity securities of particular Southwest Small Cap Companies selected by the Investment Manager (the "Southwest Value Portfolio"). The investment policy set forth in the preceding sentence, as well as certain other policies set forth below under "Investment Restrictions," are fundamental and may not be changed without the approval of a "majority of the Fund's outstanding voting securities." See "Investment Restrictions." The Fund will be diversified in that it will not invest more than 5% of its total assets in securities of any one Southwest Small Cap Company and will not, at the time of investment, own more than 10% of the outstanding voting securities of any one Southwest Small Cap Company. As used herein, the term "Portfolio" refers only to a given segment of the Fund's assets invested according to a specified investment strategy and not to a separate series of securities of the Fund. It is not possible for an investor to make an investment in either the Southwest

Market Portfolio or the Southwest Value Portfolio; rather each investor will invest in the Fund, and the Fund will divide its investments between the Southwest Market Portfolio and the Southwest Value Portfolio.


         The Fund's investment objective reflects the Investment Manager's opinion that during the period from December 31, 1987 through September 30, 1995 a strategy of investing in common equity securities of Southwest Small Cap Companies on a broad and diversified basis could have realized greater investment returns than a strategy designed to track the performance of certain broad market indexes, most particularly the S&P 500 and Russell 2000. This opinion is based, in part, upon the Investment Manager's analysis of the performance of the Southwest Index(TM).
See "The Southwest Index(TM)."


         The Fund's investment objective also reflects the Investment Manager's belief that the Southwest, as a region, has offered and will continue to offer a more favorable business climate than other regions of the United States because of a greater population growth rate, regulatory environments, taxation levels and general business costs (such as lower labor costs), among other factors. See " -- Selected Demographic and Other Characteristics of the Southwest Region and Southwest Small Cap Companies."


         Moreover, the investment objective of the Fund reflects the Investment Manager's opinion that investments in companies with small capitalizations can offer the potential to achieve returns that may be greater than investments in securities of companies with large market capitalizations. According to STOCKS, BONDS, BILLS AND INFLATION -- 1995 YEARBOOK, published by Ibbotson Associates, the historical returns (i.e., 1926-1994) associated with "small company" stocks exceeded those of "large company" stocks. For the purposes of that report "small companies" were companies in the bottom 20% of market capitalization listed on the New York Stock Exchange. As of September 30, 1994, New York Stock Exchange listed companies in the bottom 20% of market capitalization had market capitalizations of $144.3 million or less. The Investment Manager believes that, while Ibbotson Associates' report does not necessarily represent the returns associated with Southwest Small Cap Companies, it does suggest that investments in the equities of smaller capitalization companies may provide greater returns than investment in equities of larger capitalization companies.

SOUTHWEST SMALL CAP COMPANIES

         Except for Temporary Investments, both the Southwest Market Portfolio and the Southwest Value Portfolio will consist of common equity securities of publicly traded Southwest Small Cap Companies. The criteria and process for identifying a "Southwest Small Cap Company" for purposes of the Fund are identical to those employed for compiling the Southwest Index(TM). See "The Southwest Index(TM)."

         The determination of whether a company is a "Southwest Small Cap Company" is made by the Investment Manager as of the end of each calendar quarter. Specifically, a "Southwest Small Cap Company" is defined as a publicly traded company that the Investment Manager determines (i) was headquartered in Texas, Colorado, Oklahoma, Louisiana, Arkansas or New Mexico as of the end of the calendar quarter as to which such determination is made, and (ii) has or had a common equity market value of between $10 million and $250 million as of the end of any quarter ending on or after the later of the quarter ending December 31, 1987 or the quarter when such company became headquartered in the Southwest. As of September 30, 1995, the common equity market capitalization of all 670 Southwest Small Cap Companies identified by the Investment Manager was approximately $114 billion and the average common equity market capitalization was approximately $170 million.

         Once qualified as such, a company continues to be a Southwest Small Cap Company as long as its headquarters remain in the Southwest and its common equity securities continue to be publicly traded, even if the company's common equity market value subsequently falls below $10 million or rises above $250 million. As of September 30, 1995, the Investment Manager had identified 670 Southwest Small Cap Companies, of which 118 had a common equity market value of $250 million or more, 471 had a common equity market value between $10 million and $250 million, and 81 had a common equity market value of $10 million or less.

         For these purposes, "common equity securities" includes shares of common stock and, where applicable, other publicly traded common equity securities such as units of master limited partnerships and royalty trusts that are considered by the Investment Manager to be operating entities, and other publicly traded units that, at the time of investment, include shares of common stock as well as other securities such as warrants or rights. However, the term "common equity securities" does not include securities of real estate investment trusts, royalty trusts, investment companies, or other entities that the Investment Manager considers not to be operating entities and does not include convertible securities or warrants (unless they were included, at the time of investment, in units with shares of common stock). If a company has more than one class of publicly traded equity securities, the class of publicly traded common equity securities that has the largest number of shares outstanding is considered to be the common equity security for the purposes of identifying Southwest Small Cap Companies.

         An equity security is deemed "publicly traded" if it has a closing price quoted by Standard & Poor's Compustat PC Plus (or such similar alternative publicly available source or sources as the Investment Manager may choose to use) as of the end of a quarter. "Market capitalization" or "market value" is calculated for a company's publicly traded common equity securities, as of the date of determination, by multiplying the number of shares or units outstanding by that date's quoted closing price, in each case as indicated by such publicly available source or sources chosen by the Investment Manager.

         The Investment Manager determines whether the headquarters of a company are located in the "Southwest" based on publicly available sources that the Investment Manager deems reliable. Such determinations are made as of the end of each calendar quarter.

         If the Investment Manager determines that a company previously designated as a Southwest Small Cap Company is no longer headquartered in the Southwest as of the end of a calendar quarter, it will promptly liquidate, subject to market conditions, the Fund's investments in the securities of that company. Similarly, the common equity securities of a company become eligible for purchase immediately after the end of any calendar quarter as of which the Investment Manager determines that such company has become a Southwest Small Cap Company (whether by relocation, initial public offering or otherwise).

SOUTHWEST MARKET PORTFOLIO

         The Fund's investment objective and policies with respect to the Southwest Market Portfolio reflect, in part, the Investment Manager's opinion that, during the period from December 31, 1987 through September 30, 1995, a strategy of investing in a broadly diversified portfolio of publicly traded common equity securities issued by Southwest Small Cap Companies could have achieved greater returns than a strategy designed to track certain broad market indexes, most particularly the S&P 500 and the Russell 2000. This opinion of the Investment Manager is based upon its analysis of the historical performance of the Southwest Index(TM), which was developed by the Investment Manager to measure the market performance of the publicly traded common equity securities of the entire group of Southwest Small Cap Companies beginning December 31, 1987. See "The Southwest Index(TM)."

         The Southwest Market Portfolio's performance is intended generally to correspond to the performance of the common equity securities of the entire group of publicly traded Southwest Small Cap Companies. Accordingly, the investment strategy with respect to the Southwest Market Portfolio incorporates design parameters of the Southwest Index(TM). Thus, the criteria and procedures used to designate a company as a Southwest Small Cap Company for the purposes of the Southwest Market Portfolio, and the Southwest Value Portfolio are identical to those used to designate a Southwest Small Cap Company for the purposes of the Southwest Index(TM). See "The Southwest Index(TM)."

         The Fund's Southwest Market Portfolio investments will be made predominately on an equal dollar weighted basis, in a manner similar to the Southwest Index(TM). This means that investments will be made so that roughly equal amounts of the Fund's Southwest Market Portfolio assets will be invested initially in securities of each Southwest Small Cap Company and such investments will be rebalanced on a quarterly basis to restore roughly equal dollar values to the amounts invested in each company whose securities are held in the portfolio. In rebalancing the Southwest Market Portfolio, the Investment Manager will sell a portion of the securities included in the Southwest Market Portfolio that have experienced relatively more favorable changes in market value during the prior quarter and will purchase securities that have experienced relatively less favorable changes in market value, so as to maintain a roughly equal dollar amount invested in the equity securities of each Southwest Small Cap Company. In addition, to offset capital gains recognized for tax purposes because of such sales, the Investment Manager will endeavor to sell equity securities, selected in its discretion, that have experienced relatively less favorable changes in market value in order to recognize losses. Such sales may be made in anticipation of the end of a year or a quarter in order to recognize losses before the end of a tax year, even though corresponding reallocation transactions might not occur until after the end of a year or a quarter. The effect of the recognition of losses would be to reduce taxable net income and taxable net realized capital gain that would be available for distribution to holders of the Shares. However, the Investment Manager believes that to the extent the Fund recognizes losses to offset gains in the Southwest Market Portfolio, the Fund will more closely approximate actual investment performance of the total Southwest Market Portfolio.


         In making and liquidating investments for the Southwest Market Portfolio, the Investment Manager may take into account market conditions and other considerations in timing purchases and sales and allocating assets realized from sales or used to make purchases. Purchases and sales will be made at such times and in such quantities as the Investment Manager considers prudent and in a manner that the Investment Manager determines to be calculated to effect efficient execution in light of securities transaction costs; accordingly purchases and sales may occur significantly after the end of a quarter. In order to contain the Fund's securities transaction costs, the Investment Manager does not currently expect to purchase or sell equity securities for the Southwest Market Portfolio in less than round lots (multiples of 100 shares or units) and intends to employ procedures to reduce the number (and related costs) of quarterly transactions to the extent practicable. The Investment Manager currently intends to structure its rebalancing transactions so that the dollar investments in at least 90% of the companies whose securities are held as Southwest Market Portfolio investments will be roughly equal. For this purpose, the market values of investments in securities of different companies will be considered "equal" if they are within 10% of the average market value of all such investments or within the market value of one round lot of such securities, whichever is greater. Rebalancing transactions will be based on market prices of the respective securities as of the end of the preceding calendar quarter.


         Quarterly rebalancings of the assets allocated to the Southwest Market Portfolio will reflect not only changes in the market values of existing investments, but also changes in the composition of the group of Southwest Small Cap Companies (including additions or deletions because of initial public offerings, cessations of public trading or movements of headquarters into or out of the Southwest). These rebalancing transactions will also occur at such times and in such quantities as the Investment Manager deems prudent. Quarterly rebalancings of the Fund's Southwest Market Portfolio may result in increased transaction costs to the Fund associated with the need for significant numbers of securities transactions being conducted on a quarterly basis. In addition, additional income tax liability may arise from gains recognized in the sale of securities associated with such rebalancings. The Fund is permitted, but not required, to sell securities and realize losses, to offset or partially offset such gain and reduce such consequent tax liability.


         In addition, the Investment Manager has the power (without the obligation) to liquidate or reduce a particular investment included in the Southwest Market Portfolio if, in its judgment, the market value, liquidity or other relevant characteristics of such investment has been or will be adversely affected by material events or conditions. Such material events or conditions include, but are not limited to, the inability of the Investment Manager to purchase common equity securities of any given Southwest Small Cap Company in normal trading activities because the volume of trading or other factors adversely affect the liquidity of the market for such securities, the bankruptcy or insolvency of such company, or the Investment Manager's belief that the integrity or competence of management of such company has been compromised. In addition, the Investment Manager will have the discretion to exercise or convert rights associated with particular securities and to tender such securities in connection with tender or exchange offers regardless of whether such securities continue to be publicly traded.

         The Southwest Market Portfolio and Southwest Value Portfolio will be rebalanced as between each other, as of the end of each quarter, so that immediately after such rebalancing, not less than one-half of the Fund's net asset value is allocated to the Southwest Market Portfolio. Consequently, investment gains or losses in one portfolio may be expected to affect the amounts available to be invested in the other portfolio. The Investment Manager will have complete discretion as to the Southwest Value Portfolio equity securities liquidated or acquired in connection with any such rebalancings. See "Southwest Value Portfolio." Immediately after any rebalancing, at least 50% of the Fund's assets will be invested in the Southwest Market Portfolio.

         Moreover, McKenna Securities Company, the Administrator or their affiliates may act as underwriters or investment brokers on behalf of companies that are, or will become, Southwest Small Cap Companies. If the 1940 Act would prevent an investment or a sale by the Fund in connection with any quarterly rebalancing by reason of such activities, the Investment Manager would endeavor to make the investment and sale as soon as legally permitted to do so.


         As a result of the exercise of any or all of the foregoing powers, the actual performance of the Southwest Market Portfolio may be expected to differ to some degree from the performance of the Southwest Index(TM). In any event, however, the Investment Manager would not expect a perfect correlation between the performance of the Southwest Market Portfolio and the Southwest Index(TM) because of other factors, including the Fund's portfolio transaction costs, the potential impact of the Fund's diversification requirements and the Fund's expenses.

SOUTHWEST VALUE PORTFOLIO

         In selecting investments for the Southwest Value Portfolio, the Investment Manager will employ a value approach. Specifically, the Investment Manager will seek to invest in equity securities of Southwest Small Cap Companies that are, in its estimation, undervalued. The Investment Manager will analyze fundamental worth by reference to a number of factors, including book value, dividend yield, price/earnings ratios, revenues, and the level, direction and quality of earnings. Attention will also be given to cash flows, sales trends, debt levels, and the relationship between inventory and receivable levels. The Investment Manager will have complete discretion in making decisions to reduce or liquidate investments in the Southwest Value Portfolio, which decisions may be based upon its opinions concerning trends affecting characteristics of fundamental value, as well as market trends.


         Under normal market conditions, the Investment Manager intends to invest all of the assets allocated to the Southwest Value Portfolio in equity securities of Southwest Small Cap Companies, subject to a reserve of a portion (generally not exceeding 10% of the Fund's total assets under normal market conditions) of such assets for investment in Temporary Investments. Under certain adverse market or economic conditions, the Fund may invest a larger percentage of its assets in Temporary Investments. See " -- Temporary Investments". The Investment Manager will, however, have wide latitude to increase the percentage of Southwest Value Portfolio assets allocated to Temporary Investments when, in its judgment, market or other trends indicate that it would be prudent to do so.


         To the extent that the Fund's overall investment in a particular company or industry must be limited or reduced to maintain the Fund's status as a diversified investment company or to prevent industry concentration, the Investment Manager will endeavor to reduce investments in equity securities included in the Southwest Value Portfolio before doing so with respect to the Southwest Market Portfolio.

THE SOUTHWEST INDEX(TM)


         The Investment Manager developed the Southwest Index(TM) to measure the performance of a presumed investment in the publicly traded common equity securities of all Southwest Small Cap Companies, on an equal dollar weighted basis, commencing December 31, 1987. The following is a summary of the design parameters and performance of the Southwest Index(TM) and its performance in comparison to the S&P 500 Index and the Russell 2000 Index through September 30, 1995.

         The Southwest Index(TM) tracks the performance of "publicly traded" "common equity securities" of "Southwest Small Cap Companies." Each of these terms has been defined identically for purposes of creating both the Southwest Index(TM) and the Fund's investment objective and policies. See "Investment Objective and Policies -- Southwest Small Cap Companies" above.

         At the beginning of each quarter, the total market value of the Southwest Index(TM) as of the end of the preceding calendar quarter is assumed to be reallocated into equal dollar amount investments in the publicly traded common equity securities of all companies that are then Southwest Small Cap Companies. As with other market indexes, investments are presumed to be made without transaction costs. All dividends and distributions are presumed to be reinvested.

         The comparative performance of the S&P 500 Index, the Russell 2000 Index and the Southwest Index(TM) for the period December 31, 1987 through September 30, 1995 is illustrated below:

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

CUMULATIVE WEALTH RELATIVES       4Q87        1Q88        2Q88        3Q88        4Q88        1Q89        2Q89        3Q89
---------------------------------------------------------------------------------------------------------------------------
S&P 500                         $10,000     $10,569     $11,267     $11,303     $11,647     $12,486     $13,585     $15,039
RUSSELL 2000                    $10,000     $11,805     $12,564     $12,381     $12,237     $13,112     $13,904     $14,799
SOUTHWEST INDEX                 $10,000     $11,913     $12,441     $12,025     $11,549     $13,193     $15,261     $16,351

CUMULATIVE WEALTH RELATIVES       4Q89        1Q90        2Q90        3Q90        4Q90        1Q91        2Q91        3Q91
---------------------------------------------------------------------------------------------------------------------------
S&P 500                         $15,343     $14,897     $15,821     $13,657     $14,875     $17,027     $16,990     $17,898
RUSSELL 2000                    $13,977     $13,589     $14,044     $10,525     $10,978     $14,201     $13,919     $14,961
SOUTHWEST INDEX                 $15,862     $15,783     $15,856     $13,577     $12,394     $16,483     $16,907     $22,028

CUMULATIVE WEALTH RELATIVES       4Q91         1Q92       2Q92       3Q92         4Q92        1Q93        2Q93        3Q93
---------------------------------------------------------------------------------------------------------------------------
S&P 500                         $19,387      $18,899    $19,259     $19,866     $20,862     $21,770     $21,873     $22,436
RUSSELL 2000                    $15,773      $16,915    $15,665     $16,021     $18,353     $19,034     $19,378     $21,006
SOUTHWEST INDEX                 $22,620      $27,687    $26,209     $27,882     $30,670     $34,237     $38,911     $42,976

CUMULATIVE WEALTH RELATIVES       4Q93        1Q94        2Q94        3Q94        4Q94        1Q95        2Q95        3Q95
---------------------------------------------------------------------------------------------------------------------------
S&P 500                         $22,956     $22,092     $22,135     $23,158     $22,986     $25,217     $27,565     $29,690
RUSSELL 2000                    $21,474     $20,849     $19,954     $21,269     $20,791     $21,655     $23,553     $25,775
SOUTHWEST INDEX                 $42,687     $43,011     $40,716     $41,548     $38,184     $41,895     $47,114     $50,796


-------------------
         (a) Indexes assume no transaction costs or other expenses. Past performance is no guarantee of future results. Performance shown is not a representation of Fund performance. For more detailed information regarding these indexes, see "Investment Objective and Policies" in the SAI.


         The Investment Manager also compared measures of the volatility, -- i.e., the extent to which returns fluctuate from period to period, of the assumed portfolio returns of the Southwest Index(TM) against those associated with each of the S&P 500 and Russell 2000 Indexes. "Volatility" was computed by determining the annualized standard deviation of quarterly returns for each of the three indexes. The standard deviation of returns is one measure for determining the volatility of a portfolio. It reflects, over a specified period, the degree to which each quarter's returns vary from the portfolio's average return.

         In addition, the Investment Manager measured market risk of the indexes by computing their "beta" factors. Beta is a measure of the sensitivity of a portfolio's returns to broad movements in the market. For this purpose, the S&P 500 Index was used as a benchmark for the market. The market benchmark's beta is, by definition, equal to 1.0. Portfolios with betas exceeding 1.0 are more volatile than the assumed market and those with betas less than 1.0 are less volatile than the assumed market.

         In measuring the movement of these indexes, the Investment Manager also calculated the coefficient of correlation between the S&P 500 Index and each of the Southwest Index(TM) and the Russell 2000 Index. The S&P 500 Index serves as benchmark for the market in this calculation. When an index moves identically to the S&P 500 Index, it has a correlation of 1.0; when it moves differently from the S&P 500 Index, it has a correlation of less than 1.0. The S&P 500 Index, by definition, has a correlation coefficient of 1.0. The Investment Manager considers a lower correlation to the S&P 500 Index to be a desirable characteristic for an investor who seeks to offset exposure to general market fluctuations.

         While, taken alone, none of these quantitative measures of risk can serve as a substitute for complete analysis, they can provide additional information about certain forms of risk in a portfolio when considered in combination and with the portfolio's returns. However, risk measures change over time and do not necessarily predict the portfolio's risk or returns.

         The results of these measurements of such risks for the period from December 31, 1987 to September 30, 1995 are set forth in the following table:

                                              INVESTMENT PERFORMANCE
                                    DECEMBER 31, 1987 -  SEPTEMBER 30, 1995(a)

                                                 SOUTHWEST INDEX(TM)        RUSSELL 2000           S&P 500
                                                 -------------------        ------------           -------
         Annualized Rate of Return                     21.5%                  12.4%                 14.3%
         Annualized Standard Deviation
              of Quarterly Returns                     22.1%                  18.1%                 10.8%
         Beta                                           1.03                   1.31                  1.00
         Coefficient of Correlation                     0.51                   0.78                  1.00

         --------------------
         (a) Indexes assume no transaction costs or other expenses. Past performance is no guarantee of future results. Performance shown is not a representation of Fund performance. For more detailed information regarding these indexes, see "Investment Objective and Policies" in the SAI.


         As shown by the table above, the Southwest Index(TM) has an annualized rate of return and a standard deviation higher than the S&P 500 Index and the Russell 2000 Index. The higher standard deviation indicates that the Southwest Index(TM) has a higher level of volatility than the S&P 500 Index and the Russell 2000 Index. However, the Southwest Index(TM) has a beta that is 1.03, which is approximately equal to average market risk, while the Russell 2000 Index has a beta of 1.31 relative to the S&P 500 Index. The comparatively low level of market risk reflected in the Southwest Index(TM) is considered by the Investment Manager to be a desirable characteristic for a portfolio of investments in small capitalization companies. The Investment Manager considers the low correlation coefficient of the Southwest Index(TM) to indicate that an investment in the Southwest Index(TM), in combination with other portfolios, would be effective in offsetting exposure to general market fluctuations. The Investment Manager also believes that the superior return of the Southwest Index(TM) may be attributable to (i) the equal dollar weighted basis for portfolio allocation, (ii) the assumed quarterly rebalancing, (iii) the historical premium return of small capitalization companies, and (iv) the attributes of the six-state Southwest region.

         The performance results depicted above are designed only to illustrate the performance of the Southwest Index(TM) compared to the S&P 500 Index and the Russell 2000 Index during the indicated period. Although there are other equity market indexes, including the Wilshire 5000 Equity Index, the Russell Midcap Index, and the S&P Midcap 400 Index, among others, the Investment Manager has elected to compare the Southwest Index(TM) to the S&P 500 Index because it is widely regarded as a measure of the total equity market performance in the United States and to the Russell 2000 Index because it is widely regarded as a measure of performance of the equities of small capitalization U.S. companies. Any or all of these market indexes may have outperformed and may outperform the Southwest Index(TM) over a given period of time.

         Each index has different design characteristics which may affect reported or reflected performance. For example, in contrast with the S&P 500 Index and the Russell 2000 Index, which are market capitalization based indexes, the Southwest Index(TM) is an equal dollar weighted index. In other words, while a hypothetical investment based on the S&P 500 Index or the Russell 2000 Index would be made according to the relative market capitalization of the companies included within such indexes, the Southwest Index(TM) assumes an equal dollar investment in the common equity securities of each Southwest Small Cap Company. For a description of certain other differences in the methods used to compute the S&P 500 Index, the Russell 2000 Index and the Southwest Index(TM), see "Investment Policy and Objectives" in the SAI.

         Neither Standard & Poor's Corporation, publisher of the S&P 500 Index, nor Frank Russell Company ("Russell"), publisher of the Russell 2000 Index, guarantees the accuracy and/or the completeness of the S&P 500 Index or the Russell 2000 Index, respectively, or any data included therein, and neither of them has any obligation to take the needs of the Fund or the holders of the Shares into consideration in determining, composing or calculating the S&P 500 Index or the Russell 2000 Index, respectively. Neither Standard & Poor's Corporation nor Russell have made any warranty, express or implied, as to results to be obtained by the Fund, and neither Standard & Poor's Corporation nor Russell shall have any other liability for the use of the S&P 500 Index or the Russell 2000 Index or any data included therein.

TEMPORARY INVESTMENTS

         Fund assets not invested in common equity securities of Southwest Small Cap Companies in accordance with the Fund's investment objective and policies will be invested in Temporary Investments (as defined below).

         Temporary Investments are defined as cash, demand deposits and debt securities denominated in U.S. dollars and similar or equivalent securities including: (i) short-term (less than 12 months to maturity) obligations issued or guaranteed by the U.S. government, state governments of the six Southwest states, or their respective agencies or instrumentalities; (ii) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated, or issued by companies with similar securities outstanding that are rated, Prime-1 or A or better by Moody's Investors Service, Inc., or A-1 or A or better by S&P or, if unrated, of comparable quality as determined by the Investment Manager; (iii) obligations and securities (including certificates of deposit, time deposits and bankers' acceptances) of banks, subject to the restriction that the Fund may not invest more than 25% of its total assets in obligations and securities of banks (exclusive of demand deposits); (iv) repurchase agreements with respect to obligations and securities in which the Fund may invest; and (v) money market funds to the extent such investments are permitted by the 1940 Act.

         The banks in which deposits by the Fund may be made, as to which obligations and securities may be purchased by the Fund and with which the Fund may enter into repurchase agreements include any U.S. bank that is a member of the Federal Reserve System and any foreign bank that has been determined by the Investment Manager to be creditworthy. Repurchase agreements are contracts pursuant to which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon price and date. When the Fund enters into a repurchase agreement, the seller will be required to maintain the value of the securities subject to the repurchase agreement, marked to market daily, at not less than their repurchase price. Repurchase agreements may involve risks in the event of insolvency or other default by the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.


         When certain adverse market, economic, political or other circumstances require immediate action to avoid losses, the Fund may adopt a "temporary defensive position", which may require the Fund to deviate temporarily from its investment policies, which may involve investing a larger portion of the Fund's assets in Temporary Investments, without a stockholder vote and without prior or contemporaneous notification to stockholders during exigent situations. The Fund will deviate from its investment policies in adopting such a temporary defensive position only under abnormal market or economic situations and, while in such a temporary defensive position, will invest in securities that the Fund and Investment Manager believe appropriate under such circumstances. Such a temporary defensive position may require investment in such Temporary Investments of up to 100% of the Fund's assets.


SELECTED DEMOGRAPHIC AND OTHER CHARACTERISTICS OF THE
SOUTHWEST REGION AND SOUTHWEST SMALL CAP COMPANIES


         The Fund's investment objective reflects, in part, the Investment Manager's belief that the Southwest, as a region, offers a more favorable business climate than other regions of the United States because of a greater population growth rate, regulatory environments and general business costs (e.g., lower labor costs), among other factors. Because of these and other factors, the Investment Manager believes that the economy of the Southwest should grow over the next ten years at a greater rate than the overall U.S. economy. In addition, the Investment Manager believes that investments in common equity securities of small capitalization companies will offer the potential to achieve returns that may be greater than investments in companies with large market capitalizations. However, no assurance can be given that the Fund's investment objective will be realized.


         SOUTHWEST REGION. The Investment Manager believes that moderate climate, geographic location, generally lower state and local income taxes and modern infrastructure have generally led to positive population growth in the Southwest compared to the United States as a whole. The following table shows the growth in regional population for the periods 1970-1994 and 1993-1994 and reflects that the population of the Southwest has been growing at about twice the rate for the rest of the United States during both periods.

                                               POPULATION GROWTH(a)

                                                 1994
                                              POPULATION
                                               ESTIMATE               GROWTH             GROWTH
                                            (IN THOUSANDS)           1970-1994          1993-1994
                                            --------------           ---------          ---------
              Arkansas                           2,453                 27.6%              1.1%
              Colorado                           3,656                 65.4%              2.6%
              Louisiana                          4,315                 18.4%              0.6%
              New Mexico                         1,654                 62.6%              2.4%
              Oklahoma                           3,258                 27.3%              0.8%
              Texas                             18,378                 64.1%              2.0%
              Southwest                         33,714                 49.5%              1.7%
              Balance U.S.                     226,627                 25.4%              0.8%
              Total U.S.                       260,341                 28.1%              0.9%

         --------------------

         (a)      Source: Population Distribution Branch, U.S. Bureau of the
                  Census.

         As reflected in the following table, the average annual labor costs in the Southwest during 1991 and 1992 was 6.62% and 7.24%, respectively, lower than average annual compensation in the entire United States and the rate of growth for such two years was 13.46% lower than the total rate for the rest of the United States.

                                      COMPENSATION(a)

                                                 1991                  1992              GROWTH
                                                 ----                  ----              ------
              Arkansas                          $19,008              $20,108              5.8%
              Colorado                          $23,981              $25,040              4.4%
              Louisiana                         $21,503              $22,340              3.9%
              New Mexico                        $20,272              $21,051              3.8%
              Oklahoma                          $20,968              $21,699              3.5%
              Texas                             $23,760              $25,080              5.6%
              Southwest                         $21,582              $22,553              4.5%
              Balance U.S.                      $23,317              $24,548              5.3%
              Total U.S.                        $23,113              $24,314              5.2%

         --------------------

         (a) Source: U.S. Bureau of Labor Statistics. Cited in STATISTICAL ABSTRACT OF THE UNITED STATES, 1994. Table No. 663. Compensation is "average annual pay" including bonuses, cash value of meals and lodging and tips and other gratuities. The data excludes most agricultural workers on small farms, members of the armed forces, elected officials in most states, railroad employees, most domestic workers, employees of certain non-profit entities, and most self-employed individuals.

         The following table compares the average stated corporate income tax rates in the Southwest states versus the remainder of the United States. It reflects that the average rate for the six state region is approximately 8.7% below the national average while only two of the states have higher rates.

                           CORPORATE TAX RATES 1995(a)

                          Arkansas                  6.5%
                          Colorado                  5.0%
                          Louisiana                 8.0%
                          New Mexico                6.0%
                          Oklahoma                  7.6%
                          Texas (Franchise Tax)     4.5%
                          Southwest                 6.3%
                          Balance of U.S.           7.0%
                          Total U.S.                6.9%

         --------------------
         (a) Source: ALL STATES TAX GUIDE, New York: Research Institute of America, as of July 1995.

         In 1994, the Southwest accounted for approximately 80% of the U.S. domestic supply of natural gas, 50% of domestic crude oil production and 76% of domestic drilling activity, according to data published by OIL & GAS JOURNAL. The Investment Manager believes that, as the United States becomes more dependent on foreign energy sources, the Southwest may experience a competitive advantage in the production and distribution of energy versus other regions in the United States.


         The Investment Manager believes that the combination of population growth, lower labor costs, lower corporate tax rates and energy self-sufficiency in the Southwest region, together with other factors, creates a more attractive business climate in the Southwest than other regions in the United States.

         SOUTHWEST SMALL CAP COMPANIES. The following table shows, as of September 30, 1995, the distribution of the headquarters of Southwest Small Cap Companies by state and reflects that Texas, in addition to having a majority of the population in the Southwest, is headquarters for a majority of Southwest Small Cap Companies.

            DISTRIBUTION OF SOUTHWEST SMALL CAP COMPANIES BY STATE(a)

                  COMMON EQUITY   PERCENTAGE OF               PERCENTAGE OF
                   MARKET VALUE    MARKET VALUE   NUMBER OF     NUMERICAL
                   ($ BILLIONS)    DISTRIBUTION   COMPANIES   DISTRIBUTION
                  -------------   -------------   ---------   -------------

Texas .......       $    79.46         69.6%         421           62.8%
Colorado ....            11.80         10.3%         135           20.1%
Louisiana ...             8.85          7.7%          40            6.0%
Oklahoma ....             5.71          5.0%          44            6.6%
New Mexico ..             4.40          3.9%          11            1.6%
Arkansas ....             4.01          3.5%          19            2.8%
                       -------        ------         ---          ------
                    $   114.24        100.0%         670          100.0%

--------------------
         (a) Information for this table was derived by the Investment Manager from Standard & Poor's Compustat PC Plus, company filings with the Securities and Exchange Commission and other public data sources.

         The Southwest's economy is diversified. As of September 30, 1995, the industry diversification of Southwest Small Cap Companies was as follows:

            INDUSTRY DISTRIBUTION OF SOUTHWEST SMALL CAP COMPANIES(a)

INDUSTRY                                                            MARKET VALUE         PERCENTAGE       NUMBER OF      PERCENTAGE
SECTOR                                                            ($ IN BILLIONS)       DISTRIBUTION      COMPANIES     DISTRIBUTION
------                                                            ---------------       ------------      ---------     ------------
Engineering & Technology ............................              $    16.81                14.7%            62             9.3%
Oil & Gas ...........................................                   16.34                14.3%            99            14.8%
Machinery & Equipment ...............................                   14.61                12.8%            59             8.8%
Financial Services ..................................                   11.23                 9.8%            67            10.0%
Services ............................................                    9.14                 8.0%            60             9.0%
Energy Services .....................................                    8.50                 7.4%            30             4.5%
Transportation ......................................                    5.80                 5.1%            23             3.4%
Retail Trade ........................................                    5.50                 4.8%            54             8.1%
Misc. Manufacturing .................................                    5.16                 4.5%            37             5.5%
Natural Gas Transmission ............................                    4.45                 3.9%            11             1.6%
Wholesale Trade .....................................                    3.50                 3.1%            41             6.1%
Chemical & Mining ...................................                    3.33                 2.9%            28             4.2%
Medical/Health Services .............................                    3.28                 2.9%            42             6.3%
Other ...............................................                    3.15                 2.8%            36             5.4%
Communications ......................................                    2.42                 2.1%             9             1.3%
Construction ........................................                    0.79                 0.7%            10             1.5%
Utilities ...........................................                    0.22                 0.2%             2             0.3%
                                                                        -----                ----             --             ---
                                                                   $   114.24              100.00%           670           100.0%

--------------------
(a) All data derived from Standard & Poor's Compustat PC Plus. Industry classifications have been assigned on the basis of Standard Industrial Classification Codes (SICs). See "Investment Objectives and Policies" in the SAI for additional data.

INVESTMENT RESTRICTIONS


         The investment objective of the Fund and the investment policies of the Fund (to the extent set forth in "Investment Objective and Policies -- Introduction"), as well as the restrictions set forth below, are fundamental and may not be changed without approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined below). The Fund may not:


         i. issue any senior securities except preferred stock authorized to be issued by the Fund;

         ii. purchase securities on margin (but the Fund may obtain such short term credit as may be necessary for the clearance of transactions);

         iii.     sell securities short;

         iv. borrow money, except for commercial loans for temporary purposes in amounts not exceeding 10% of the Fund's total assets;

         v.       underwrite the securities of other issuers;

         vi. invest in any securities other than common equity securities of Southwest Small Cap Companies and Temporary Investments;

         vii. acquire common equity securities of any one Southwest Small Cap Company if, at the time of and after giving effect to such acquisition, (i) the Fund would own more than 10% of the voting securities of such issuer or (ii) more than 5% of the Fund's total assets would be invested in the securities of such issuer;

         viii. invest more than 25% of the Fund's total assets in the common equity securities of Southwest Small Cap Companies that are engaged in any one industry;


         ix.      purchase or sell real estate;


         x. purchase or sell commodities, commodity contracts, futures contracts or related options;

         xi. invest in companies for the purpose of exercising control of management;


         xii. invest in the securities of any other registered investment company except money market funds to the extent permitted by the 1940 Act;

         xiii. invest in securities that are "restricted securities" within the meaning of Rule 144 as promulgated by the Securities and Exchange Commission under the Securities Act of 1933; or

         xiv. lend money or purchase or sell loans (including real estate mortgage loans).


         No policies or restrictions other than those described or referred to in the preceding paragraph are fundamental, and any or all such other policies and restrictions may be adopted, repealed or changed at any time and from time to time by the Board of Directors of the Fund without stockholder approval or prior notice to stockholders.

         As used in this Prospectus, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% or more of the shares of the Fund entitled to vote are present or represented at a stockholders meeting at which the holders of more than 50% of the shares entitled to vote are present or represented or (ii) more than 50% of the outstanding shares of the Fund.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

         The names of the principal officers and directors of the Fund are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the directors, their positions with certain other organizations and publicly held companies.


    NAME AND ADDRESS                AGE  POSITION
    ----------------------------    ---  ------------------------------------
    John J. McKenna (*)             46   Chairman of the Board and President
    McKenna & Company
    909 Fannin, Suite 1600
    Houston, Texas 77010

    Robert D. Harrell(*)(**)        63   Director
    McKenna & Company
    909 Fannin, Suite 1600
    Houston, Texas 77010

    Thomas D. Barrow, Ph.D.(+)      71   Director
    5847 San Felipe, Suite 3830
    Houston, Texas 77057

    E. Glenn Biggs(*)               62   Director
    Biggs & Company
    300 Convent, Suite 1350
    San Antonio, Texas 78205

    Norman T. Reynolds(+)           55   Director
    1021 Main, Suite 1100
    Houston, Texas 77002


    Lynne P. Hohlfeld               35   Secretary and Treasurer
    McKenna & Company
    909 Fannin, Suite 1600
    Houston, Texas 77010

    John F. Splain                  39   Assistant Secretary
    MGF Service Corp.
    312 Walnut Street
    Cincinatti, Ohio 45205


(*) Director who0is an "interested person" of the Fund within the meaning of the 1940 Act.
(**)     Mr. Harrell is the Chief Investment Officer of the Investment Manager.
(+) Director who is not an "interested person" of the Fund within the meaning of the 1940 Act.


         JOHN J. MCKENNA is Chairman of the Board and President of the Fund. Mr. McKenna has been Chairman of the Board and Chief Executive Officer of McKenna & Company since its formation in October 1989. He also serves as Chairman of the Board and Chief Executive Officer of the Fund, the Investment Manager and McKenna Securities Company. From June 1986 until September 1989, Mr. McKenna was Managing Director and head of the Houston Investment Banking Office of Shearson Lehman Brothers. From November 1981 until June 1986, Mr. McKenna was with Dean Witter Reynolds Inc. as head of their independent oil and gas business in the Southwest Region. From 1971 to 1981 Mr. McKenna was with Citibank, N.A. in New York, New York. Mr. McKenna is a member of the Board of Directors of Proler International Corp. (NYSE: PS).

         ROBERT D. HARRELL is a director of the Fund. Mr. Harrell is currently a Managing Director of McKenna & Company and is Chief Investment Officer of McKenna Management Company. From September 1993 until August 1995, Mr. Harrell was Director of Investment Advisory Services for Arneson Kercheville Ehrenberg & Associates, a regional brokerage firm located in San Antonio. In January 1986, Mr. Harrell founded Benchmark Asset Management, Inc. ("Benchmark") in Houston. Benchmark had $150 million in funds under management in August 1992 when it was sold to Acorn Asset Management, Inc., where Mr. Harrell was employed until August 1993. Prior to founding Benchmark, Mr. Harrell was Senior Vice President, Chief Operating Officer and Chief Investment Officer of American Capital Advisors from 1982 to 1986. Before that, he was Executive Vice President of Investment Advisors, Inc., where he worked from 1972 to 1982, and was portfolio manager of Industries Trend Fund at Funds, Inc. from 1969 to 1972.


         THOMAS D. BARROW, PH.D. is a director of the Fund. Dr. Barrow joined Humble Oil and Refining in 1951 as a geologist and became a Director of the company in 1965 and its President in 1970. In 1972, he was elected Senior Vice President of Exxon Corporation and a member of its board of directors. In this role, he was responsible for Exxon Research and Engineering Company, Esso Production Research Company and the worldwide exploration and production activities, among other responsibilities. He retired from Exxon Corporation in 1978. In 1978 he was elected Chairman and CEO of Kennecott Copper Corporation. At the time of Kennecott's acquisition by Standard Oil Company (Ohio) ("Sohio") in 1981, he was elected Vice Chairman of Sohio. Dr. Barrow currently serves as Director of McDermott International, Inc. (NYSE: MDL), Chairman of GX Technology, Senior Chairman of Geoquest International Holdings, as well as Vice Chairman of Baylor College of Medicine and Director and member of the Executive Committee of the Texas Medical Center and Houston Grand Opera. Previously he has served as a member of the Board of Directors of Texas Commerce Bancshares, American General Insurance Company, Cameron Iron Works and the Houston Chamber of Commerce.


         E. GLENN BIGGS is a director of the Fund. Mr. Biggs is currently President of Biggs & Company, a San Antonio-based consulting firm. From December 1990 to January 1994, he was Chairman and CEO of Texas TGV Corporation which was the project company formed to develop a high speed rail system in Texas. Mr. Biggs is currently a Director of Diamond Shamrock Inc. (NYSE: DRM); Director of Central and Southwest Corporation (NYSE: CSR); Director of Southwestern Bancorp, Inc.; Former Chairman of the Board of Regents, Baylor University; Former Trustee, Baylor Medical Center and an Advisory Director of Beacon Group, Inc. Mr. Biggs may be deemed to be an "interested person" of the Fund by reason of his ownership of units of limited partner interest in McKenna & Company I, L.P., which is the parent of McKenna Management Company and of McKenna Securities Company.

         NORMAN T. REYNOLDS is a director of the Fund. Mr. Reynolds is an attorney in Houston specializing in securities and corporate law. His clients include a number of small and medium sized companies. Mr. Reynolds has maintained a private practice since 1971. Prior to 1971 he was with the firm of Philip Masquelette and with Butler & Binion.

         LYNNE P. HOHLFELD is the Secretary and Treasurer of the Fund. Since 1990, she has been Controller of McKenna & Company. She will be responsible for investor reports, administration and accounting functions of the Fund. From 1982 to 1984, she was with Arthur Andersen & Co. and from 1984 to 1990, with Dixie Chemical Company, Inc. She is a certified public accountant.

         JOHN F. SPLAIN is Assistant Secretary of the Fund. Mr. Splain is also Secretary and General Counsel of MGF Service Corp., Midwest Group Financial Services, Inc. and Leshner Financial, Inc. He is also Secretary of Midwest Income Trust; Midwest Group Tax Free Trust; Midwest Strategic Trust; Brundage, Story and Rose Investment Trust; Leeb Personal Finance Investment Trust; The Tuscarora Investment Trust and Williamsburg Investment Trust; and Assistant Secretary of Schwartz Investment Trust and Fremont Mutual Funds, Inc. (all of which are registered investment companies).

         All Directors other than directors who are also officers of the Fund will be paid a fee of $10,000 per year, plus up to $1,000 for every meeting of the Board attended. All Directors will be reimbursed for travel and out-of-pocket expenses incurred in connection with meetings of the Board of Directors.

         The officers of the Fund conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth elsewhere under "Management of the Fund," review such actions, decide on general policy and review potential conflicts of interest.

         The Fund's Board of Directors has an Executive Committee, which may exercise the powers of the Board to conduct the current and ordinary business of the Fund while the Board is not in session. The Fund also has an Audit Committee, composed of Mr. Reynolds (Chairman) and Dr. Barrow, and an Investment Committee, composed of Mr. Harrell (Chairman), Mr. McKenna and Mr. Biggs.

         The Board of Directors has been divided into three classes, having initial terms of one, two and three years, respectively. Commencing with the first annual meeting of stockholders in 1996, at each annual meeting of stockholders the term of one class will expire and directors will be elected to serve in that class for terms of three years. The expirations of the initial terms of office of the Fund's directors are as follows: at the 1996 annual meeting, Mr. Harrell and Dr. Barrow; at the 1997 annual meeting, Mr. Biggs and Mr. Reynolds; at the 1998 annual meeting, Mr. McKenna. In the event that the number of directors were to be increased or decreased, the number of directors subject to election at each annual meeting would be subject to adjustment by the Board of Directors in accordance with applicable law.


         The Certificate of Incorporation and By-Laws of the Fund provide that the Fund will indemnify its directors and officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund to the fullest extent permitted by law. In addition, the Fund's Certificate of Incorporation provides that the Fund's directors and officers will not be liable to stockholders for money damages, except in limited instances. However nothing in the Certificate of Incorporation or By-laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


INVESTMENT MANAGER

         The Investment Manager is McKenna Management Company, which is a registered investment adviser under the Investment Advisers Act of 1940. Pursuant to a management agreement (the "Management Agreement") between the Fund and the Investment Manager, the Investment Manager will provide investment management services to the Fund. Pursuant to the Management Agreement, the Investment Manager will be responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies and subject to any directions that it may receive from the Board of Directors of the Fund, which will periodically review investments included in the Southwest Market Portfolio and Southwest Value Portfolio. The Investment Manager will have discretion over investment decisions for the Fund and, in that connection, will initiate purchase and sale orders for the Fund's portfolio securities. The Investment Manager will also provide investment advisory research and statistical services to the Fund. The Investment Manager will pay the reasonable salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's directors who are directors, officers or employees of the Investment Manager, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof.

         Management of the Fund's assets by the Investment Manager will be under the supervision of the Investment Manager's senior officers, most particularly John J. McKenna and Robert D. Harrell, both of whom are officers and directors of the Fund. See "Management of the Fund -- Officers and Directors."

         As compensation for its services, the Investment Manager will receive from the Fund monthly fees at an annual rate of 1.00% of the Fund's Average Net Assets as determined for such calendar month. The Investment Manager will determine the "Average Net Assets" of the Fund for each calendar month by computing the arithmetic average of the Fund's net assets as of each of the dates during such month that such net assets are computed. See "Net Asset Value" in the SAI.

     The Fund will pay or cause to be paid all of its expenses, except for the expenses borne by the Investment Manager pursuant to the Management Agreement. Expenses to be paid by the Fund include, among others, organizational and offering expenses (which will include out-of-pocket expenses, but not overhead or employee costs, of the Investment Manager); expenses for legal, accounting and auditing services; federal, state and local taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing stockholder reports, proxy materials, prospectuses, stock certificates and distributions of dividends; charges of the Fund's custodians, sub-custodians, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; costs associated with stockholder relations functions; costs of stockholders meetings; insurance including officer and director insurance; interest; brokerage costs; and litigation and other extraordinary or nonrecurring expenses. The Fund anticipates that, in connection with the execution of portfolio transactions on the Fund's behalf, certain affiliated persons of the Investment Manager, may from time to time be selected to perform brokerage services for the Fund and that such persons will receive brokerage fees and commissions for performing such services.

         Unless earlier terminated as described below, the Management Agreement will remain in effect for two years after its execution, and from year to year thereafter if approved annually (i) by a majority of the non-interested directors of the Fund and (ii) by the Board of Directors of the Fund or by a majority of the outstanding voting securities of the Fund. The Management Agreement may be terminated without penalty by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund or upon 60 days' written notice by the Investment Manager and will terminate in the event it is "assigned" (as defined in the 1940 Act).


         The services of the Investment Manager are not deemed to be exclusive, and nothing in the relevant service agreements will prevent it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.


         If, with respect to any of the years ending December 31, 1995, 1996 or 1997, the total expenses of the Fund incurred by, or allocated to, the Fund with respect to any such year (excluding the expenses incurred or paid in connection with this offering, brokerage commissions and other portfolio transaction expenses, taxes, interest, expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) exceed 2% of net assets as of the end of such year, the Investment Manager and the Administrator will, to the extent of such excess and on a pro rata basis, waive their Management Fees and their Administration Fees, respectively, payable for such year or reimburse the Fund (but any reimbursement will not exceed fees paid).


ADMINISTRATION


         McKenna & Company I, L.P. (the "Administrator") will serve as the Fund's administrator pursuant to an Administration Agreement with the Fund (the "Administration Agreement"). McKenna & Company I, L.P. is an affiliate of the Investment Manager. As compensation for its services, the Administrator will receive from the Fund monthly fees at an annual rate of .50% of the Fund's Average Net Assets for such calendar month, subject to the limitation on fees for 1995, 1996 and 1997 described in the last paragraph of " -- Investment Manager". The Administrator may be contacted c/o MGF Service Corp., 312 Walnut Street, Cincinnati, Ohio 45202.

         The Administrator will perform various administrative services for the Fund, including providing the Fund with the services of persons to perform administrative and clerical functions, maintenance of the Fund's books and records, preparation of various filings, reports, statements and returns filed with government authorities, and preparation of financial information for the Fund's proxy statements and semiannual and annual reports to stockholders. The Administrator will subcontract certain of these services to MGF Service Corp., an experienced mutual fund service company. In connection with its services as sub-administrator, MGF Service Corp. will be paid an administrative fee by the Investment Manager (not the Fund) equal to the annual rate of .25% of the average weekly value of the Fund's assets up to a value of $100 million, and at the annual rate of .2% of such assets in excess of $100 million; provided however, that the minimum monthly fee shall be $6,000. MGF Service Corp., 312 Walnut Street, Cincinnati, Ohio 45202, is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling stockholder.


CUSTODIAN/TRANSFER AGENT

         Star Bank, N.A. will act as custodian for the Fund's assets and may employ sub-custodians approved by the Board of Directors of the Fund in accordance with the 1940 Act. Star Bank, N.A. will act as the transfer agent, dividend paying agent and registrar for the Fund's Common Stock and as Plan Agent under the Fund's Dividend Reinvestment Plan. Star Bank, N.A. is located at 425 Walnut Street, Cincinnati, Ohio 45201. It is a subsidiary of Star Banc Corporation.

                                  CAPITAL STOCK

CAPITALIZATION

         The authorized capital stock of the Fund is 15,000,000 shares of Common Stock ($.001 par value per share) and 1,000,000 shares of Preferred Stock ($.01 par value per share).

         The shares of Common Stock outstanding prior to the date of this Prospectus are, and the Shares, when issued, will be, fully paid and nonassessable. All shares of Common Stock have equal dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after debts and expenses. There are no cumulative voting rights for the election of directors. Prior to the offering, McKenna & Company I, L.P., will own all of the outstanding shares of Common Stock of the Fund and, consequently, will be the controlling person of the Fund until the shares offered hereby are issued and sold.

         The Fund has no present intention of offering additional shares of its Common Stock other than as provided in the Dividend Reinvestment Plan. Other offerings of its Common Stock, if made, will require approval of the Fund's Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares of Common Stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Fund's outstanding Common Stock. The Board of Directors has authorized the officers of the Fund in their discretion, subject to compliance with the 1940 Act and other applicable law, to purchase in the open market up to 5% of the outstanding Common Stock in the event that the Common Stock trades at a discount to net asset value. There is no assurance that any such open market purchases will be made and such authorization may be terminated at any time.

         The Fund's Certificate of Incorporation authorizes the issuance of Preferred Stock and provides that the Board of Directors may issue any unissued shares of Preferred Stock in one or more classes or series, with rights and preferences as determined by the Board of Directors, by action by the Board of Directors without the approval of the holders of Common Stock. Holders of Common Stock have no preemptive right to purchase any shares of Preferred Stock that might be issued. The terms of any Preferred Stock, including its dividend rate, liquidation preference and redemption provisions will be determined by the Board of Directors (subject to applicable law and the Fund's Certificate of Incorporation). The Fund has no present intention of offering or issuing shares of Preferred Stock.

ANTI-TAKEOVER PROVISIONS

         The Fund presently has provisions in its Certificate of Incorporation and By-Laws (commonly referred to as "anti-takeover" provisions) that may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The affirmative vote of at least 75% of the Shares will be required to amend the Charter or By-Laws to change any of the provisions in the succeeding three paragraphs.

         First, a director may be removed from office only for cause by vote of at least 75% of the Shares entitled to be voted on the matter.

         Second, the affirmative vote of 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. The conversion also requires the affirmative vote of holders of at least 75% of the Common Stock unless it is approved by a vote of 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the Common Stock. A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposed to enter into a Business Combination (as defined below) with the Fund (an "Interested Party") and (ii) who has been a member of the Board of Directors for a period of at least 12 months, or has been a member of the Board of Directors since October 31, 1995, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund.


         Third, the Fund's Board of Directors has been classified into three classes, each with a term of three years, with only one class of directors standing for election in any year. Such classification may prevent replacement of a majority of the directors for up to a two-year period.


         Additionally, the affirmative vote of 75% of the entire Board of Directors and the holders of at least (i) 80% of the Common Stock and (ii) in the case of a Business Combination, 66-2/3% of the Common Stock other than Common Stock held by an Interested Party who is (or whose affiliate is) a party to a Business Combination or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

                  (i) merger, consolidation or statutory share exchange of the Fund with or into any other person (any transactions within this clause
         (i) or clauses (ii) or (iii) below being a "Business Combination");


                  (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value greater than or equal to ten percent (10%) of the fair market value of the Fund's assets, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of its business;

                  (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value greater than or equal to ten percent (10%) of the fair market value of the Fund's assets except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business;


                  (iv) the voluntary liquidation or dissolution of the Fund, or an amendment to the Fund's Certificate of Incorporation to terminate the Fund's existence; or

                  (v) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which stockholder approval is required under federal or Delaware law.

         However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Delaware law requires stockholder approval, the affirmative vote of a majority of the votes entitled to be cast thereon shall be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a stockholders' meeting where the Fund has not received notice of the matters at least 60 days prior to the meeting (or 10 days following the date notice of such meeting is given by the Fund if less than 70 days' notice of such meeting is given by the Fund).

         Reference is made to the Certificate of Incorporation and By-Laws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions. See "Available Information." The percentage of votes required under these provisions, which are greater than the minimum requirements under Delaware law absent the elections described above or in the 1940 Act, will make a change in the Fund's business or management more difficult and may have the effect of depriving stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

         In addition, in the opinion of the Investment Manager, these provisions offer several advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

                                    DIVIDENDS

DIVIDENDS AND DISTRIBUTIONS

         The Fund will declare annually dividends equal to substantially all of any net investment income and will distribute at least annually any net realized capital gains. Net investment income for this purpose is income other than net realized capital gains less expenses.

DIVIDEND REINVESTMENT PLAN

         Pursuant to the Dividend Reinvestment Plan (the "Plan"), stockholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Star Bank, N.A., as agent (the "Plan Agent"), in Fund shares pursuant to the Plan, unless in a specific instance a stockholder elects to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the stockholders by Star Bank, N.A. as dividend paying agent. In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

         The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a Chicago Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund on the valuation date, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the Chicago Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

         The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those purchased pursuant to the Plan.

         There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in larger blocks and prorating the lower commission attributable to such purchases.

         The receipt and reinvestment by the Plan of a participant's dividends and distributions will not relieve the participant of any income tax which may be payable on such dividends or distributions. See "Tax Status -- U.S. Stockholders" in the SAI.

         Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the date for such dividend or distribution. The Plan also may be amended by the Fund and the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to Star Bank, N.A., as Plan Agent, at 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118.

                                      TAXES

         The Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to stockholders. The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its stockholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations. Distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of how long a stockholder has held Shares of the Fund.


         The Fund will mail to its stockholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, stockholders of the Fund may be subject to state and local taxes on distributions. Stockholders should consult their tax advisers about the tax effect of distributions and withdrawals from the Fund and the use of the Dividend Reinvestment Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional Shares pursuant to the Plan.


                             MARKETING ARRANGEMENTS


         The Shares are being offered on a best efforts basis by the Dealer Managers, which are McKenna Securities Company, 909 Fannin, Suite 1600, Houston, Texas 77010, and Capital West Securities, Inc., #1 Leadership Square, Suite 1600 North, 211 North Robinson, Oklahoma City, Oklahoma 73102. Under Section 2(11) of the Securities Act of 1933, as amended, McKenna Securities Company and Capital West Securities, Inc. may be considered to be "underwriters" in connection with the offering of the Shares.

         McKenna Securities Company is an affiliate of the Investment Manager. The Dealer Managers have agreed, subject to the terms and conditions contained in the Selling Agreement, to use their best efforts to offer on behalf of the Fund up to 4,000,000 Shares to the public at the offering price set forth below. The purchase price for the Shares must be paid upon subscription. All payments shall be forwarded to and held by the Escrow Agent pending attainment of the minimum offering and thereafter until acceptance by the Fund. If the minimum offering amount of 2,000,000 Shares is not attained by [thirty days from the date of this Prospectus] (subject to extension by the Fund for up to 30 days, without notice), all escrowed funds will be returned to investors with interest earned while in escrow. McKenna Securities Company, as lead Dealer Manager, has entered into, and may in the future enter into, selling agreements with certain Broker/Dealers who are members of the National Association of Securities Dealers, Inc. for sale of the Shares, and McKenna Securities Company, as lead Dealer Manager, will receive and pay to the applicable Broker/Dealers a sales commission according to the following schedule:

                           PER SHARE PURCHASE SCHEDULE


                         PRICE      SELLING     DEALER MANAGERS'   TOTAL SALES
   SHARES PURCHASED    PER SHARE   CONCESSION         FEE              LOAD
  ------------------   ---------   ----------   ----------------   -----------
      100 to  24,999    $ 10.00      $ .60           $ .20           $ .80
   25,000 to  49,999    $  9.90      $ .50           $ .20           $ .70
   50,000 to  74,999    $  9.80      $ .40           $ .20           $ .60
   75,000 to  99,999    $  9.70      $ .30           $ .20           $ .50
  100,000 to 499,999    $  9.60      $ .20           $ .20           $ .40
  500,000 or more       $  9.20      $ .00           $ .00           $ .00

         During the offering period, the Fund may sell common shares at the offering price less the sales load to directors, officers, employees and the relatives of directors, officers and employees of the Fund and of McKenna & Company and Capital West Securities, Inc. and their affiliates.

         Except as indicated in the preceding table, the Fund has agreed to pay to the Dealer Managers an origination fee equal to $0.10 per Share sold in this offering and a nonaccountable expense allowance equal to $0.10 per Share sold in this offering. The total amount is referred to in the above table as the Dealer Managers' Fee. As between the Dealer Managers, Capital West Securities, Inc. will be allocated the $0.10 per share origination fee and the lesser of $0.10 per share or $50,000 of nonaccountable expense allowance with respect to Shares that are sold through it and through the Broker/Dealers as to which it has coordinating responsibility. The Fund has also agreed to pay all filing fees, legal costs and other expenses in connection with qualifying the Shares offered hereby for sale under the laws of such states as the Dealer Managers may designate. The Dealer Managers' Fee will not be paid to the Dealer Managers with respect to any single transaction of 500,000 shares or more. McKenna Securities Company, as lead Dealer Manager, may terminate the best efforts obligations in respect of the offering in the event of a material adverse development affecting the Fund and certain other circumstances.

         The Fund has agreed, upon McKenna Securities Company's request, to amend the registration statement of which this Prospectus is a part, to permit an increase of the offering of up to 6,000,000 additional Shares on the same terms as set forth herein.

         The Fund anticipates that the Dealer Managers and selling Broker/Dealers or their affiliates may, from time to time, subject to the regulations set forth in the 1940 Act, act as brokers or dealers in connection with the execution of the Fund's investments after the Dealer Managers and such Broker/Dealers cease to be underwriters in connection with this offering.

         The Fund has agreed to indemnify the Dealer Managers and selling Broker/Dealers against certain civil liabilities, including liabilities under the federal securities laws. However, such indemnification is subject to the provisions of Section 17(1) of the 1940 Act, which provides, in part, that no agreement shall contain a provision which protects or purports to protect an underwriter of an investment company or business development company against any liability to such company or its security holders to which it would otherwise be subject due to its misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under such agreement.

                                     EXPERTS

         The financial statement of the Fund included in the SAI has been audited by Arthur Andersen LLP independent public accountants, as indicated in their report thereon and has been so included in reliance on the authority of said firm as experts in auditing and accounting.

                                  LEGAL MATTERS


         The validity of the issuance of the shares offered hereby will be passed upon for the Fund and the Dealer Managers by Mayor, Day, Caldwell & Keeton, L.L.P., Houston, Texas.


                              AVAILABLE INFORMATION

         As of the effective date of this Prospectus, the Fund will be subject to the informational requirements of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), and the 1940 Act and in accordance therewith will file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). The reports, proxy statements and annual reports and other information filed by the Fund can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at certain of its Regional Offices located at 7 World Trade Center, New York, New York 10048 and Northwest Atrium Center, 500 Madison Street, Room 1400, Chicago, Illinois 60661- 2511. Copies of such material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

                             REPORTS TO STOCKHOLDERS

         The Fund will furnish to its stockholders annual reports containing audited financial statements, periodic unaudited reports containing financial statements and such other periodic reports as it may determine to furnish or as may be required by law.


             THE FOLLOWING IS THE TABLE OF CONTENTS CONTAINED IN THE
            STATEMENT OF ADDITIONAL INFORMATION FILED AS PART OF THE
                         FUND'S REGISTRATION STATEMENT.


--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
                                     OF THE
                       STATEMENT OF ADDITIONAL INFORMATION
                                                                          PAGE
                                                                         ------
 General Information and History......................................... SAI-3
 Investment Objectives and Policies...................................... SAI-3
 Management.............................................................. SAI-4
 Control Persons and Principal Holders of Securities..................... SAI-5
 Investment Advisory and Other Services.................................. SAI-5
 Brokerage Allocation and Other Practices................................ SAI-6
 Tax Status.............................................................. SAI-7
 Financial Statements................................................... SAI-11
================================================================================

                             SUBSCRIPTION AGREEMENT                   APPENDIX A
                        (TO BE RETAINED FOR YOUR RECORDS)

McKenna Securities Company,
as Lead Dealer Manager
909 Fannin, Suite 1600
Houston, Texas 77010
Telephone:        (713) 951-9191
Telefax:          (713) 951-0550


Gentlemen:


         1. PROSPECTUS. The undersigned ("Subscriber") hereby acknowledges receipt of that certain prospectus (the "Prospectus") dated _____, 1995, offering up to 4,000,000 shares, subject to increase to up to 10,000,000 shares as set forth in the Prospectus, (the "Shares") of Common Stock, par value $.001 per share ("Common Stock") of Southwest Small Cap Equity Fund, Inc., a Delaware corporation (the "Fund"), at a subscription price per share in accordance with the schedule set forth below in Paragraph 6, from which commissions and fees will be paid to McKenna Securities Company and Capital West Securities, Inc. (the "Dealer Managers") and to certain selected broker/dealers. All capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Prospectus.

         2. SUBSCRIPTION TENDER. The undersigned, by executing this Subscription Agreement, hereby tenders this subscription, together with a check, account debit or wire transfer (the "Subscription Payment") payable to, or for the account of, Star Bank, N.A., as Escrow Agent (the "Escrow Agent"), in the amount of the Total Subscription Amount set forth below in Paragraph 6 for the number of Shares set forth below in Paragraph 6. The offering of the Shares is made pursuant to the Prospectus.



         3. ESCROW. Upon receipt of the Subscription Payment, the Escrow Agent shall deposit such funds into an escrow account (the "Escrow Account") in accordance with the terms of that certain Escrow Agreement by and among the Fund, McKenna Securities Company, as lead Dealer Manager, and the Escrow Agent. In the event McKenna Securities Company receives completed and executed Subscription Agreements and the Escrow Agent receives Subscription Payments before the termination of this offering for at least 2,000,000 Shares, the Escrow Agent shall disburse to the Fund the Subscription Payment and the Fund shall cause to be delivered to the undersigned the number of shares set forth below. In the event that McKenna Securities Company does not receive completed and executed Subscription Agreements and Subscription Payments for at least 2,000,000 Shares prior to the termination of this offering, the Escrow Agent shall return to the undersigned the undersigned's Subscription Payment, with interest, in each case as more fully set forth in the Escrow Agreement.

         4. ACCEPTANCE. Execution and delivery of this Subscription Agreement and tender of the Subscription Payment shall constitute an irrevocable offer to purchase the Shares indicated below, which offer may be accepted or rejected by an officer of McKenna Securities Company. The irrevocable offer made by execution and delivery of this Subscription Agreement and tender of the Subscription Payment shall not be subject to withdrawal or revocation notwithstanding any extension of the offering period or any increase in the number of Shares being offered or sold, in each case as contemplated by the Prospectus. Acceptance by McKenna Securities Company shall be indicated by (a) an authorized officer's execution hereof, and (b) the deposit of the undersigned's payment into the Escrow Account; provided that the acceptance shall not be effective until such time as the Escrow Account is credited with funds in the Subscription Payment amount, without any restrictions on the use of such funds. In either case, such acceptance shall be subject to the terms of the Escrow Agreement, including such terms relating to the minimum subscription requirement discussed above in Paragraph 3.

         5. TAXPAYER INFORMATION. United States citizens, legal entities or residents must provide their Taxpayer Identification Number. For most individual taxpayers, the Taxpayer Identification Number is the individual's social security number. For individual, joint, custodian and sole proprietorship subscriptions, social security numbers are to be used.

6. HOW TO BUY SHARES: Please complete and sign this agreement. Send it with payment or payment instructions to your broker or to: McKenna Securities Company, 909 Fannin, Suite 1600, Houston, Texas 77010, Fax # 713-951-0550.
         (a) Please multiply the number of shares purchased by the price per share indicated below:


  Range of Shares   Shares Purchased  Price Per Share  Total Subscription Amount
------------------  ----------------  ---------------  -------------------------
    100 to  24,999    ____________ X        $ 10.00     $ _____________________
 25,000 to  49,999    ____________ X        $  9.90     $ _____________________
 50,000 to  74,999    ____________ X        $  9.80     $ _____________________
 75,000 to  99,999    ____________ X        $  9.70     $ _____________________
100,000 to 499,999    ____________ X        $  9.60     $ _____________________
500,000 or more       ____________ X        $  9.20     $ _____________________


         (b)  Method of Payment:
         [ ] Check enclosed (payable to Star Bank, N.A. for the account of Southwest Small Cap Equity Fund, Inc.).
         [ ]      Debit my brokerage account. Account #_____
                  Title of Account _____   Firm Name _____
         [ ] I hereby instruct my bank, _____ to wire transfer from Account #_____ the amount indicated in paragraph 6(a) above to Star Bank, N.A., CINTI/TRUST, ABA #0420-0001-3 for credit to Account 990 1877, attn: Thomas F. Lewis, III ref: Southwest Small Cap Equity Fund, Inc.

         (c)  Type of Ownership (CHECK ONE):
         [ ]      Husband and Wife as community property
         [ ]      Joint Tenants
         [ ]      Tenants in common
         [ ]      Separate property
         [ ]      Other; e.g., corporation, partnership, custodian, trustee, etc.

         (d) [ ] Please check this box if you are NOT subject to backup withholding under the provisions of section 3406(a)(l)(C) of the Internal Revenue Code.

         IN WITNESS WHEREOF, the undersigned subscriber has executed this Subscription Agreement this _____ day of _____,_____. Under the penalties of perjury, the undersigned Subscriber further certifies that the information provided on this form is true, correct and complete.

Signature(s) of Subscriber(s)   Subscriber's Address and Telephone #:
_________SAMPLE______________   ________________________________________________
_____________________________   ________________________________________________

Typed or Printed Name(s) of Subscriber(s) ______________________________________
_____________________________   Telephone Home: _____________   Office: ________
_____________________________   Subscriber Taxpayer ID# or
                                Social Security #_______________________________

================================================================================
                      TO BE COMPLETED BY ACCOUNT EXECUTIVE

Broker/Dealer Firm ________________________   Branch Office ____________________
Account Executive Name ____________________   Signature ________________________
Office Address ____________________________   City _______   State ___   Zip ___
Office Telephone __________________________   Fax ______________________________
================================================================================
ACCEPTED BY: ______________________________________   Date: ____________________
MCKENNA SECURITIES COMPANY, lead Dealer Manager

                             SUBSCRIPTION AGREEMENT                   APPENDIX A
                       (TO BE FORWARDED TO DEALER MANAGER)

McKenna Securities Company,
as Lead Dealer Manager
909 Fannin, Suite 1600
Houston, Texas 77010
Telephone:        (713) 951-9191
Telefax:          (713) 951-0550

Gentlemen:

         1. PROSPECTUS. The undersigned ("Subscriber") hereby acknowledges receipt of that certain prospectus (the "Prospectus") dated _____, 1995, offering up to 4,000,000 shares, subject to increase to up to 10,000,000 shares as set forth in the Prospectus, (the "Shares") of Common Stock, par value $.001 per share ("Common Stock") of Southwest Small Cap Equity Fund, Inc., a Delaware corporation (the "Fund"), at a subscription price per share in accordance with the schedule set forth below in Paragraph 6, from which commissions and fees will be paid to McKenna Securities Company and Capital West Securities, Inc. (the "Dealer Managers") and to certain selected broker/dealers. All capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Prospectus.

         2. SUBSCRIPTION TENDER. The undersigned, by executing this Subscription Agreement, hereby tenders this subscription, together with a check, account debit or wire transfer (the "Subscription Payment") payable to, or for the account of, Star Bank, N.A., as Escrow Agent (the "Escrow Agent"), in the amount of the Total Subscription Amount set forth below in Paragraph 6 for the number of Shares set forth below in Paragraph 6. The offering of the Shares is made pursuant to the Prospectus.



         3. ESCROW. Upon receipt of the Subscription Payment, the Escrow Agent shall deposit such funds into an escrow account (the "Escrow Account") in accordance with the terms of that certain Escrow Agreement by and among the Fund, McKenna Securities Company, as lead Dealer Manager, and the Escrow Agent. In the event McKenna Securities Company receives completed and executed Subscription Agreements and the Escrow Agent receives Subscription Payments before the termination of this offering for at least 2,000,000 Shares, the Escrow Agent shall disburse to the Fund the Subscription Payment and the Fund shall cause to be delivered to the undersigned the number of shares set forth below. In the event that McKenna Securities Company does not receive completed and executed Subscription Agreements and Subscription Payments for at least 2,000,000 Shares prior to the termination of this offering, the Escrow Agent shall return to the undersigned the undersigned's Subscription Payment, with interest, in each case as more fully set forth in the Escrow Agreement.

         4. ACCEPTANCE. Execution and delivery of this Subscription Agreement and tender of the Subscription Payment shall constitute an irrevocable offer to purchase the Shares indicated below, which offer may be accepted or rejected by an officer of McKenna Securities Company. The irrevocable offer made by execution and delivery of this Subscription Agreement and tender of the Subscription Payment shall not be subject to withdrawal or revocation notwithstanding any extension of the offering period or any increase in the number of Shares being offered or sold, in each case as contemplated by the Prospectus. Acceptance by McKenna Securities Company shall be indicated by (a) an authorized officer's execution hereof, and (b) the deposit of the undersigned's payment into the Escrow Account; provided that the acceptance shall not be effective until such time as the Escrow Account is credited with funds in the Subscription Payment amount, without any restrictions on the use of such funds. In either case, such acceptance shall be subject to the terms of the Escrow Agreement, including such terms relating to the minimum subscription requirement discussed above in Paragraph 3.

         5. TAXPAYER INFORMATION. United States citizens, legal entities or residents must provide their Taxpayer Identification Number. For most individual taxpayers, the Taxpayer Identification Number is the individual's social security number. For individual, joint, custodian and sole proprietorship subscriptions, social security numbers are to be used.

6. HOW TO BUY SHARES: Please complete and sign this agreement. Send it with payment or payment instructions to your broker or to: McKenna Securities Company, 909 Fannin, Suite 1600, Houston, Texas 77010, Fax # 713-951-0550.
         (a) Please multiply the number of shares purchased by the price per share indicated below:


  Range of Shares   Shares Purchased  Price Per Share  Total Subscription Amount
------------------  ----------------  ---------------  -------------------------
    100 to  24,999    ____________ X        $ 10.00     $ _____________________
 25,000 to  49,999    ____________ X        $  9.90     $ _____________________
 50,000 to  74,999    ____________ X        $  9.80     $ _____________________
 75,000 to  99,999    ____________ X        $  9.70     $ _____________________
100,000 to 499,999    ____________ X        $  9.60     $ _____________________
500,000 or more       ____________ X        $  9.20     $ _____________________


         (b)  Method of Payment:
         [ ] Check enclosed (payable to Star Bank, N.A. for the account of Southwest Small Cap Equity Fund, Inc.).
         [ ]      Debit my brokerage account. Account #_____
                  Title of Account _____   Firm Name _____
         [ ] I hereby instruct my bank, _____ to wire transfer from Account #_____ the amount indicated in paragraph 6(a) above to Star Bank, N.A., CINTI/TRUST, ABA #0420-0001-3 for credit to Account 990 1877, attn: Thomas F. Lewis, III ref: Southwest Small Cap Equity Fund, Inc.

         (c)  Type of Ownership (CHECK ONE):
         [ ]      Husband and Wife as community property
         [ ]      Joint Tenants
         [ ]      Tenants in common
         [ ]      Separate property
         [ ]      Other; e.g., corporation, partnership, custodian, trustee, etc.

         (d) [ ] Please check this box if you are NOT subject to backup withholding under the provisions of section 3406(a)(l)(C) of the Internal Revenue Code.

         IN WITNESS WHEREOF, the undersigned subscriber has executed this Subscription Agreement this _____ day of _____,_____. Under the penalties of perjury, the undersigned Subscriber further certifies that the information provided on this form is true, correct and complete.

Signature(s) of Subscriber(s)   Subscriber's Address and Telephone #:
_________SAMPLE______________   ________________________________________________
_____________________________   ________________________________________________

Typed or Printed Name(s) of Subscriber(s) ______________________________________
_____________________________   Telephone Home: _____________   Office: ________
_____________________________   Subscriber Taxpayer ID# or
                                Social Security #_______________________________

================================================================================
                      TO BE COMPLETED BY ACCOUNT EXECUTIVE

Broker/Dealer Firm ________________________   Branch Office ____________________
Account Executive Name ____________________   Signature ________________________
Office Address ____________________________   City _______   State ___   Zip ___
Office Telephone __________________________   Fax ______________________________
================================================================================
ACCEPTED BY: ______________________________________   Date: ____________________
MCKENNA SECURITIES COMPANY, lead Dealer Manager

-----------------------------------------------------
NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE FUND'S INVESTMENT MANAGER, OR EITHER DEALER MANAGER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCE, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                               ------------------

                               TABLE OF CONTENTS

                                          PAGE
                                          ----
    Prospectus Summary.......................3
    The Fund.................................7
    Use of Proceeds..........................7
    Risk Factors.............................8
    Investment Objective and Policies........9
    Management of the Fund..................21
    Capital Stock...........................25
    Dividends...............................27
    Taxes...................................28
    Marketing Arrangements..................28
    Experts.................................30
    Legal Matters...........................30
    Available Information...................30
    Reports to Stockholders.................30
    SAI Table of Contents...................30
    Appendix A:  Subscription Agreement....A-1

                                   ------------------

     UNTIL _____, 1996 ALL DEALERS EFFECTING TRANSACTIONS IN THE COMMON STOCK, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                4,000,000 SHARES

                               SOUTHWEST SMALL CAP
                                EQUITY FUND, INC.

                                  COMMON STOCK

                             ----------------------

                                   PROSPECTUS

                             ----------------------

                               MCKENNA SECURITIES
                                     COMPANY


                                  CAPITAL WEST
                                SECURITIES, INC.

                                   _____, 1995

     PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 22, 1995


                              SUBJECT TO COMPLETION

                      SOUTHWEST SMALL CAP EQUITY FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                         ------------------------------


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ WITH THE RELATED PROSPECTUS OF SOUTHWEST SMALL CAP EQUITY FUND, INC. PLEASE RETAIN THIS DOCUMENT FOR YOUR REFERENCE. A COPY OF THE PROSPECTUS MAY BE OBTAINED, FREE OF CHARGE, UPON REQUEST MADE TO MCKENNA SECURITIES COMPANY, BY WRITING TO 909 FANNIN, SUITE 1600, HOUSTON, TEXAS 77010, CALLING AT (713) 951-9191, OR SENDING E-MAIL TO MCKENNA@INTERNETMCI.COM.


                         ------------------------------

                                TABLE OF CONTENTS


                                                 SAI    RELATED INFORMATION
CAPTION                                         PAGE    IN PROSPECTUS
-------                                         ----    -------------------
Investment Objective and Policies ..........      2     Investment Objective and
                                                        Policies
Management and Principal Stockholder .......      6     Management
Brokerage Allocation and ...................            *
Other Practices ............................      6
Tax Status .................................      7     Taxes
Financial Statements .......................     11     *


                         ------------------------------

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY ANY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE.

                    THE DATE OF THIS STATEMENT OF ADDITIONAL
             INFORMATION AND OF THE PROSPECTUS IS ____________, 1995

                       STATEMENT OF ADDITIONAL INFORMATION

         THE FOLLOWING INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS. ALL INITIAL CAPITALIZED TERMS IN THIS STATEMENT OF ADDITIONAL INFORMATION HAVE THE MEANINGS ASSIGNED TO THEM IN THE PROSPECTUS.

                        INVESTMENT OBJECTIVE AND POLICIES

         GENERAL

         Southwest Small Cap Equity Fund, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

         INVESTMENT OBJECTIVE AND POLICIES THAT ARE DEEMED FUNDAMENTAL. The only objective and policies that are deemed fundamental are set forth below, and may not be changed without the approval of a "majority of the Fund's outstanding voting securities." See "--Investment Restrictions." A "majority of the Fund's outstanding voting securities" means the lesser of (1) 67% or more of the shares of the Fund entitled to vote that are present or represented at a stockholders meeting at which the holders of more than 50% of the shares entitled to vote that are present or represented or (2) more than 50% of the outstanding shares of the Fund. Except as specifically set forth in (a) below, the policies, practices and other matters relating thereto described in the Prospectus or this Statement of Additional Information are operating policies that may be changed by the Board of Directors of the Fund without stockholder approval and without notice to the stockholders of the Fund.

         (a) Only the following are fundamental:

                  (i) The investment objective of the Fund, which is to seek capital appreciation for long-term investors by investing in the common equity securities of publicly traded Southwest Small Cap Companies.


                  (ii) The investment policy of the Fund, which in general, under normal market conditions and except for Temporary Investments, is (i) to have not less than one-half of its assets invested, predominantly on an equal dollar weighted basis, in publicly traded common equity securities of substantially all of the Southwest Small Cap Companies (the "Southwest Market Portfolio") and (ii) to have the remainder of its assets invested in publicly traded common equity securities of particular Southwest Small Cap Companies selected by the Investment Manager (the "Southwest Value Portfolio").


                  (iii) The investment restrictions described in the Prospectus under the caption "Investment Objective and Policies--Investment Restrictions."

         (b) Unless otherwise noted, whenever an investment policy or restriction states a maximum or approximate percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, that percentage or that quality standard will be determined immediately after giving effect to the Fund's acquisition of a security or other asset to which such percentage or quality standard relates. Accordingly, any subsequent change in values, net assets or other circumstances will not affect the determination of whether the investment complies with the Fund's investment policies and restrictions.

         (c) One of the restrictions set forth in the Prospectus under the caption "Investment Objective and Policies--Investment Restrictions" is that the Fund may not invest more than 25% of its total assets in common equity securities of Southwest Small Cap Companies that are engaged in any one industry. The Investment Manager will have wide latitude in determining the primary industry classification of each Southwest Small Cap Company for the purposes of computing the industry concentration restriction. However, in determining an "industry"

                                        2

classification the Investment Manager intends generally to follow the same method of compilation as it employed in preparing the table under the caption "Industry Distribution of Small Cap Companies" set forth in the Prospectus in "Investment Objective and Policies--Selected Demographic and Other Characteristics of the Southwest Region and Southwest Small Cap Companies." Set forth below are the SIC codes that were grouped under each classification set forth in such table:

         CHEMICAL & MINING (SIC Codes: 1040 (Gold and Silver Ores); 1400 (Mining, Quarry Nonmetal Minerals); 2810 (Industrial Inorganic Chemicals); 2821 (Plastics, Resins, Elastomers); 2833 (Medicinal Chemicals, Botanical Products); 2842 (Special Clean, Polish Preps); 2860 (Industrial Organic Chemicals); 2870 (Agricultural Chemicals); 2890 (Miscellaneous Chemical Products)).

         COMMUNICATIONS (SIC Codes: 4812 (Radiotelephone Communication); 4813 (Phone Communication Ex Radiotelephone); 4832 (Radio Broadcasting Stations)).

         CONSTRUCTION (SIC Codes: 1531 (Operative Builders); 1540 (General Building Contractors-Nonresidential); 1623 (Water, Sewer, Pipeline Construction); 1700 (Construction-Special Trade)).

         ENERGY SERVICES (SIC Codes: 1381 (Drilling Oil and Gas Wells); 1382 (Oil and Gas Field Expl Services); 1389 (Oil & Gas Field Services, Nec)).

         ENGINEERING & TECHNOLOGY (SIC Codes: 3571 (Electronic Computers); 3572 (Computer Storage Devices); 3576 (Computer Communication Equip); 3577 (Computer Peripheral Eq, Nec); 3578 (Calculators, Accounting Machines, Ex Computers); 3672 (Printed Circuit Boards); 3674 (Semiconductor, Related Device); 3679 (Electronic Components, Nec); 3812 (Srch, Det, Nav, Guid, Aero Sys); 3823 (Industrial Measurement Instruments); 3824 (Totalizing Fluid Meters); 3825 (Electrical Meas & Test Instruments); 3826 (Lab Analytical Instruments); 3829 (Meas & Controlling Dev, Nec); 7372 (Prepackaged Software); 7373 (Comp Integrated Sys Design); 8700 (Engr, Acc, Resh, Mgmt, Rel Svcs); 8711 (Engineering Services)).

         FINANCIAL SERVICES (SIC Codes: 6021 (National Commercial Banks); 6022 (State Commercial Banks); 6035 (Savings Instn, Fed Chartered); 6036 (Savings Instn, Not Fed Chart); 6099 (Functions Rel To Dep Bkg, Nec); 6153 (Short-Term Bus Credit, Ex Ag); 6099 (Functions Rel To Dep Bkg, Nec); 6153 (Short-Term Bus Credit, Ex Ag); 6162 (Mortgage Bankers); 6199 (Finance Services); 6211 (Security Brokers & Dealers); 6282 Investment Advice; 6311 (Life Insurance); 6321 (Accident & Health Insurance); 6331 (Fire, Marine, Casualty Insurance); 6351 (Surety Insurance); 6399 (Insurance Carriers); 6361 (Title Insurance); 6799 (Investors, Nec)).

         MACHINERY & EQUIPMENT (SIC Codes: 3310 (Steel Works, Roll & Finish
Mill); 3312 (Steel Works & Blast Furnaces); 3317 (Steel Pipe and Tubes); 3320 (Iron and Steel Foundries); 3330 (Prim Smelt, Refin Nonferrous Metal); 3334 (Prim Production of Aluminum); 3341 (Sec Smelt, Refine Nonferrous Metal); 3350 (Rolling & Draw Nonferrous Metal); 3390 (Misc Primary Metal Products); 3430 (Heating Eq, Plumbing Fixture); 3433 (Heating Eq, Ex Electrical, Air Furnace); 3448 (Prefab Metal Buildings and Comp); 3470 (Coating, Engraving, Allied Svc); 3490 (Misc Fabricated Metal Prods); 3510 (Engines and Turbines); 3523 (Farm Machinery and Equipment); 3530 (Construction, Mining, Matl Handle Eq); 3531 (Construction Machinery & Eq); 3533 (Oil & Gas Field Machinery, Equipment); 3555 (Printing Trades Machinery, Equipment); 3559 (Special Industry Machinery, Nec); 3560 (General Industrial Machinery and Equipment); 3569 (General Ind Mach & Eq,
Nec); 3580 (Refrigerators & Service Industry Machine); 3585 (Air-Cond, Heating, Refrigeration Equipment); 3590 (Misc. Indl. Coml); 3613 (Switchgear & Switchboard Application); 3621 (Motors and Generators); 3634 (Electric Housewares and Fans); 3640 (Electric Lighting, Wiring Equipment); 3661 (Telephone & Telegraph Apparatus); 3663 (Radio, TV Broadcast, Communications Equip); 3669 (Communications Equip, Nec); 3690 (Misc Elec Machinery, Equipment, Supplies); 3713 (Truck and Bus Bodies); 3714 (Motor Vehicle Part, Accessory); 3721 (Aircraft); 3730 (Ship & Boat Building & Repairing); 3861 (Photograph Equipment & Supply)).

                                        3

         MEDICAL/HEALTH SERVICES (SIC Codes: 2834 (Pharmaceutical Preparations); 2835 (In Vitro, In Vivo Diagnostics); 2836 (Biological Pds, Ex Diagnostics); 3841 (Surgical, Med Instr, Apparatus); 3842 (Ortho, Prosth, Surg Appl, Suply); 3843 (Dental Equipment & Supplies); 3844 (X-Ray & Related Apparatus); 3845 (Electromedical Apparatus); 8000 (Health Services); 8051 (Skilled Nursing Care
Fac); 8060 (Hospitals); 8082 (Home Health Care Services); 8093 (Spec Outpatient Facility, Nec)).

         MISC MANUFACTURING (SIC Codes: 2221 (Brdwovn Fabric Man Made, Silk); 2300 (Apparel & Other Finished Pds); 2320 (Mens, Boys Frnsh, Work Clthng); 2390 (Misc Fabricated Textile Pds); 2400 (Lumber and Wood Pds, Ex Furn); 2451 (Mobile Homes); 2452 (Prefab Wood Bldgs, Components); 2590 (Misc Furniture and Fixtures); 2621 (Paper Mills); 2670 (Convrt Papr, Paprbrd, Ex Boxes); 2673 (Plastic, Foil, Coatd Papr Bags); 2711 (Newspaper: Pubg, Pubg & Print); 2731 (Books: Pubg, Pubg & Print); 2741 (Miscellaneous Publishing); 2750 (Commercial Printing); 2761 (Manifold Business Forms); 2950 (Asphalt Paving, Roofing Matls); 3060 (Fabricated Rubber Pds, Nec); 3081 (Unsupp Plastics Film & Sheet); 3089 (Plastics Products, Nec); 3140 Footwear, Except Rubber); 3241 (Cement, Hydraulic); 3290 (Abrasive, Asbestos, Misc Minrl); 3873 (Watches, Clocks and Parts); 3949 (Sporting & Athletic Goods, Nec); 3950 (Pens, Pencil, Oth Artist
Matl)).

         NATURAL GAS TRANSMISSION (SIC Codes: 4922 (Natural Gas Transmission); 4923 (Natural Gas Transmission & Distr); 4924 (Natural Gas Distribution)).

         OIL & GAS (SIC Codes: 1311 (Crude Petroleum & Natural Gas); 2911 (Petroleum Refining); 4610 (Pipe Lines, Ex Natural Gas)).

         OTHER (SIC Codes: 200 (Agricultural Products-Livestock, Animal Spec); 2013 (Sausage, Other Prepared Meat Products); 2015 (Poultry Slaughter & Process); 2020 (Dairy Products); 2024 (Ice Cream & Frozen Desserts); 2033 (Can Fruit, Vegetables, Preserves, Jam, Jelly); 2040 (Grain Mill Products); 2052 (Cookies and Crackers); 2060 (Sugar & Confectionery Products); 2070 (Fats &
Oils); 2086 (Bottled & Can Soft Drinks, water); 2090 (Misc Food Preps, Kindred
Pds); 2844 (Perfume, Cosmetic, Toilet Prep); 6500 (Real Estate); 6512 (Operators-Nonres Bldgs); 6552 (Subdivide, Dev, Ex Cemetery); 6794 (Patent Owners and Lessors); 6795 (Mineral Royalty Traders); 7812 (Motion Picture, Videotape Production); 7822 (Motion Picture, Videotape Distribution); 8731 (Coml Physical, Biological Resh); 8734 (Testing Laboratories); 9995 (Non-Operating Establishments)).

         RETAIL TRADE (SIC Codes: 5200 (Building Materials, Hardware, Garden-Retail); 5211 (Lumber & Other Building Material-Retail); 5331 (Variety Stores); 5411 (Grocery Stores); 5412 (Convenience Stores); 5500 (Auto Dealers, Gas Stations); 5531 (Auto and Home Supply Stores); 5651 (Family Clothing Stores); 5700 (Home Furniture & Equip Store); 5731 (Radio, TV, Consumer Electronics Stores); 5734 (Computer and Computer Software Stores); 5810 (Eating and Drinking Places); 5812 (Eating Places); 5900 (Miscellaneous Retail); 5940 (Misc Shopping Goods Stores); 5944 (Jewelry Stores); 5945 (Hobby, Toy, and Game Shops); 5960 (Nonstore Retailers); 5961 (Catalog, Mail-Order Houses)).

         SERVICES (SIC Codes: 4581 (Airports & Terminal Services); 4841 (Cable and Other Pay TV Services); 4899 (Communications Services, Nec); 4950 (Sanitary Services); 4953 (Refuse Systems); 4955 (Hazardous Waste Management); 7011 (Hotels and Motels); 7200 (Personal Services); 7310 (Advertising); 7359 (Equip Rental & Leasing, Nec); 7361 (Employment Agencies); 7363 (Help Supply Services); 7370 (Cmp Programming, Data Process); 7371 (Computer Programming Service); 7374 (Cmp Processing, Data Prep Svc); 7380 (Misc Business Services); 7389 (Business Services, Nec); 7500 (Auto Repair, Services, Parking); 7600 (Misc Repair Services); 7819 (Service to Motion Picture Production); 7900 (Amusement & Recreation Services); 7990 (Misc Amusement & Rec Service); 8741 (Management Services); 8742 (Management Consulting Services)).

         TRANSPORTATION (SIC Codes: 4011 (Railroads, Line-Haul Operating); 4100 (Transit & Passenger Trans); 4210 (Trucking, Courier Service, Ex Air); 4213 (Trucking, Except Local); 4400 (Water Transportation); 4412

                                        4

(Deep Sea Frn Trans-Freight); 4512 (Air Transport, Scheduled); 4522 (Air Transport, Nonscheduled); 4731 (Arrange Trans-Freight, Cargo)).

         UTILITIES (SIC Codes:  4911 (Electric Services)).

         WHOLESALE TRADE (SIC Codes: 5010 (Motor Vehicle Parts, Supply-Wholesale); 5030 (Lumber and Constr Matl-Whsl); 5045 (Computers & Software-Wholesale); 5047 (Medical, Dental, Hospital Equipment-Wholesale); 5050 (Metals, Minerals, Ex Pete-Whsl); 5063 (Elec Apparatus & Equip-Whsl); 5064 (Elec Appliance, TV, Radio-Whsl); 5065 (Electronic Parts, Eq-Whsl, Nec); 5080 (Machinery and Equipment-Whsl); 5082 (Construction, Mining (Ex Pete) Equipment - Wholesale); 5084 (Industrial Mach & Eq-Whsl); 5090 (Misc Durable Good-Whsl); 5099 (Durable Goods-Wholesale, Nec); 5122 (Drugs and Proprietary-Whsl); 5130 (Apparel, Piece Gds, Notns-Whsl); 5140 (Groceries & Related Pds-Whsl); 5171 (Petroleum Bulk Stations-Whsl); 5172 (Petroleum, Ex Bulk Stations-Whsl); 5190 (Misc Nondurable Goods-Whsl)).

         The Investment Manager intends to determine the appropriate SIC code for each Southwest Small Cap Company by reference to information contained in Standard & Poor's Compustat PC Plus, and other information and sources that it deems relevant. The Investment Manager may, in its discretion, rearrange the group of SIC codes within industry classifications set forth above, create or combine industry categories described above, or redesignate the SIC code classification of a Southwest Small Cap Company, if it determines that changed or other circumstances warrant such adjustments.

THE SOUTHWEST INDEX(TM)

         The Fund's investment objective and policies with respect to the Southwest Market Portfolio reflect, in part, the Investment Manager's opinion that, during the period from December 31, 1987 through September 30, 1995, a strategy of investing in a broadly diversified portfolio of publicly traded common equity securities issued by Southwest Small Cap Companies could have achieved greater returns than a strategy designed to track certain broad market indices, most particularly the S&P 500 and the Russell 2000. This opinion of the Investment Manager is based in part upon its analysis of the historical performance of the Southwest Index(TM), which was developed by the Investment Manager to measure the market performance of the publicly traded common equity securities of the entire group of Southwest Small Cap Companies beginning December 31, 1987. The "Southwest Index(TM)" is a measurement of the market performance of a presumed investment in the common equity securities, on an equal dollar basis, of all Southwest Small Cap Companies during the period commencing on December 31, 1987. The Southwest Index(TM) tracks the performance of "publicly traded" "common equity securities" of "Southwest Small Cap Companies." Each of these terms has been defined identically for purposes of creating both the Southwest Index(TM) and the Fund's investment objective and policies. See the information contained in the Prospectus under the caption "Investment Objective and Policies-Southwest Small Cap Companies."

         The Prospectus generally describes the essential features of the Southwest Index(TM), and sets forth a comparison of the performance of the Southwest Index(TM) as against the S&P 500 Index and the Russell 2000 Index, as well as volatility and market risk characteristics for each index.

         Each index has different design characteristics which may affect reported or reflected performance. For example, in contrast with the S&P 500 Index and the Russell 2000 Index, which are market capitalization based indexes, the Southwest Index(TM) is an equal dollar weighted index. In other words, while a hypothetical investment based on the S&P 500 Index or the Russell 2000 Index would be made according to the relative market capitalization of the companies included within such indexes, the Southwest Index(TM) assumes an equal investment in the common equity securities of each Southwest Small Cap Company.

         In addition, the S&P 500 Index and the Russell 2000 Index may be constructed according to different rules as between themselves and the Southwest Index(TM). For example, the Russell 2000 Index includes real estate

                                        5

investment trusts; may in certain circumstances include two classes of stock of a covered company; excludes securities that do not trade above $1.00 between two "reconstitutions" and shares traded in the OTC Bulletin Board or on the pink sheets; determines available shares for the purposes of the market capitalization test by excluding certain cross ownership holdings and large holdings; reconstitutes the index annually; and does not replace securities that leave the index between reconstitution dates. The S&P 500 Index covers larger market capitalization companies, primarily drawn from the New York Stock Exchange (the index represents over 65% of the market value of all common stocks listed on the New York Stock Exchange) and it consists of a statistically selected group of 400 industrial companies, 60 transportation and utility companies, and 40 financial companies.

                      MANAGEMENT AND PRINCIPAL STOCKHOLDER


         Prior to the completion of this offering, all of the outstanding shares of the Fund's common stock were owned by McKenna & Company I, L.P., which also owns all of the outstanding shares of McKenna Securities Company (the Dealer Manager of this offering) and McKenna Management Company (the Investment Manager). Thus, prior to the lead completion of this offering, the Fund may be characterized as being under common control with McKenna & Company I, L.P., McKenna Securies Company and the Investment Manager. After this offering McKenna & Company I, L.P. will own approximately .25% of the outstanding shares of common stock if a maximum number of Shares are sold and approximately .50% if a minimum number of Shares are sold.


         The address of McKenna & Company I, L.P. is 909 Fannin, Suite 1600, Houston, Texas 77010.


         The Fund will pay each director of the Fund who is not also an officer of the Fund a fee of $10,000 per year plus $1,000 for every meeting of the Board attended. The Fund has not completed a full fiscal year as of the date of this filing. Messrs. Thomas Barrow, Glen Biggs, and Norman Reynolds are currently the only directors who are not also officers of the Fund. Based on existing agreements or understandings, the Fund does not anticipate paying remuneration in excess of $60,000 during any 12-month period to any director, officer, employee or other individual. The only fees payable by the Fund other than the directors who are not also officers are to the Investment Manager and Administrator, as more fully described in the Prospectus.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         The Fund has no obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to the policy established by the Fund's Board of Directors, the Investment Manager is primarily responsible for the Fund's portfolio decisions and the initiation of the Fund's portfolio transactions.

         In placing orders, it is the policy of the Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the broker or dealer in positioning the securities involved. While generally the best price is sought in placing orders, the Fund may not necessarily be paying the lowest price available. Securities firms which provide supplemental research to the Investment Manager may receive orders for transactions by the Fund. In these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Investment Manager under the Management Agreement, and the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such supplemental information. Research services furnished to the Investment Manager by brokers who effect securities transactions for the Fund may be used by the Investment Manager in providing services to other investment companies and accounts which it may manage. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages now or in the future may be used by the Investment Manager in servicing the Fund. Not all of these research services are used by the Investment Manager in managing any particular account, including the Fund.

                                        6

         The Fund anticipates that certain broker/dealers that are parties to selling agreements with respect to the distribution of shares in connection with this offering may from time to time act as brokers or dealers, in connection with the execution of portfolio transactions on the Fund's behalf. In addition, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. The Fund is prohibited by the 1940 Act from purchasing securities in offerings in which McKenna Securities Company or any of its affiliates acts as an underwriter unless certain conditions established under the 1940 Act are satisfied.

         Investment decisions or recommendations for the Fund are made independently from those for other funds and accounts that may be advised or managed by the Investment Manager now or in the future. Such other funds and accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

         Although the Management Agreement does not contain any restrictions on portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.

                                   TAX STATUS

         The following is a general summary of certain United States federal income tax considerations affecting the Fund and U.S. stockholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign income or other tax considerations, and this discussion is not intended as a substitute for careful tax planning. ACCORDINGLY, POTENTIAL INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING AN INVESTMENT IN THE FUND.

         THE FUND

         The Fund intends to qualify and elect to be treated as a "regulated investment company" for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain loans of securities, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (including, but not limited to, gains from options, futures or forward contracts); (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of any of the following that are held for less than three months (the "30% limitation"): (i) stock or securities, (ii) options, futures or forward contracts, or (iii) foreign currencies (or foreign currency options, futures or forward contracts) that are

                                        7

not directly related to its principal business of investing in stock or securities (or options and futures with respect to stocks or securities) and (c) diversify its holdings so that, at the end of each quarter of each taxable year,
(i) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) nor more than 25% of the value of the Fund is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

         If the Fund qualifies as a regulated investment company and distributes to its stockholders at least 90% of its investment company taxable income (including any short-term capital gain but not net capital gain, which is the excess of net long-term capital gains over net short-term capital losses), then the Fund will not be subject to federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax at a rate of 35% on any undistributed income. If in any year the Fund should fail to qualify as a regulated investment company, the Fund would be subject to federal tax in the same manner as an ordinary corporation, and distributions to stockholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund. Distributions in excess of earnings and profits will be treated as a tax-free return of capital, to the extent of a holder's basis in its shares, and any excess, as a long- or short-term capital gain. In addition, the Fund will be subject to a nondeductible 4% excise tax on the amount by which the aggregate income it distributes in any calendar year is less than the sum of
(a) 98% of the Fund's ordinary income for such calendar year, plus (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of each year, plus (c) 100% of the undistributed ordinary income and capital gains over capital losses from prior years.

         The Fund intends to distribute sufficient income so as to avoid both U.S. federal income tax and the excise tax.

         The tax treatment of certain investments of the Fund is not free from doubt and it is possible that an Internal Revenue Service (the "IRS") examination of the issuers of such securities or of the Fund could result in adjustments to the income of the Fund. An upward adjustment by the IRS to the income of the Fund may result in the failure of the Fund to satisfy the 90% distribution requirement described in the Prospectus necessary for the Fund to maintain its status as a regulated investment company under the Code. In such event, the Fund may be able to make a "deficiency dividend" distribution to its stockholders with respect to the year under examination to satisfy this requirement. Such distribution will be taxable as a dividend to the stockholders receiving the distribution (whether or not the Fund has sufficient current or accumulated earnings and profits for the year in which such distribution is made) in the taxable year in which such dividends are received. A downward adjustment by the IRS to the income of the Fund may cause a portion of the previously made distribution with respect to the year under examination not to be treated as a dividend. In such event, the portion of distributions to each holder not treated as a dividend would be recharacterized as a return of capital and reduce the stockholder's basis in the shares held at the time of the previously made distributions. Accordingly, this reduction in basis could cause a stockholder to recognize additional gain upon the sale of such stockholder's shares of the Fund.

         U.S. STOCKHOLDERS

         DISTRIBUTIONS. Distributions to stockholders of net investment income will be taxable as ordinary income whether paid in cash or reinvested in additional shares. It is not anticipated that a significant portion of such dividends, if any, will qualify for the dividends-received deduction for corporate stockholders under the Code. Stockholders receiving distributions from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution. Consequently, if the number of Shares distributed reflects a market premium, the amount distributed to stockholders participating in the plan would exceed the amount of the cash distributed to nonparticipating stockholders.

                                        8

         Distributions to stockholders of net capital gain that are designated by the Fund as "capital gains dividends" will be taxable as long-term capital gains, whether paid in cash or additional shares, regardless of how long the shares of the Fund have been held by such stockholders. Capital gains dividends will not be eligible for the dividends received deduction. The current maximum federal income tax rate imposed on individuals with respect to long-term capital gains is limited to 28%, whereas the current maximum federal income tax rate imposed on individuals with respect to ordinary income (and short-term capital gains, which are taxed at the same rates as ordinary income) is 39.6%. With respect to corporate taxpayers, long-term capital gains are currently taxed at the same federal income tax rates as ordinary income and short-term capital gains.

         Dividends and distributions by the Fund are generally taxable to the stockholders at the time the dividend or distribution is made (even if paid or reinvested in additional shares). Any dividend declared by the Fund in October, November or December of any calendar year, however, which is payable to stockholders of record on a specified date in such a month and which is not paid on or before December 31 of such year will be treated as received by the stockholders as of December 31 of such year, provided that the dividend is paid during January of the following year.

         A notice detailing the tax status of dividends and distributions paid by the Fund will be mailed annually to the stockholders of the Fund.

         DISPOSITIONS AND REPURCHASES. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the stockholder's hands. Generally, a stockholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a stockholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired (whether under the Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

         A repurchase by the Fund of shares generally will be treated as a sale of the shares by a stockholder provided that after the repurchase the stockholder does not own, either directly or by attribution under Section 318 of the Code, any shares. If, after a repurchase a stockholder continues to own, directly or by attribution, any shares, it is possible that any amounts received in the repurchase by such stockholder will be taxable as a dividend to such stockholder, and there is a risk that stockholders who do not have any of their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund.

         FOREIGN STOCKHOLDERS

         U.S. taxation of a stockholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership ("foreign stockholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such stockholder. Ordinarily, income from the Fund will not be treated as so "effectively connected."

         INCOME NOT EFFECTIVELY CONNECTED. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income will be subject to a U.S. tax at a rate of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

         Distributions of capital gain dividends to a non-resident alien who is present in the United States for fewer than one hundred eighty-three days during the taxable year will not be subject to the 30% U.S. withholding tax. An alien individual who is physically present in the United States for more than one hundred eighty-two days during

                                        9

         the taxable year generally is treated as a resident for U.S. federal income tax purposes, in which case he or she will be subject to U.S. federal income tax on his or her worldwide income including ordinary income and capital gain dividends at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a foreign stockholder who is a non-resident alien individual, the Fund may be required to withhold U.S. federal income tax at a rate of 31% of distributions of capital gain dividends under the backup withholding system unless the foreign stockholder makes required certifications to the Fund on a properly completed U.S. Internal Revenue Service Form W-8. The amount so withheld could be applied as a credit against any U.S. tax due from the stockholder or, if no tax is due, refunded pursuant to a claim therefor properly filed on an income tax return.

         INCOME EFFECTIVELY CONNECTED. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income and net capital gains, and any gains realized upon the sale of shares of the Fund, will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Such stockholders may also be subject to the 30% branch profits tax.

         THE TAX CONSEQUENCES TO A FOREIGN STOCKHOLDER ENTITLED TO CLAIM THE BENEFITS OF AN APPLICABLE TAX TREATY MAY BE DIFFERENT FROM THOSE DESCRIBED HEREIN. FOREIGN STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS REGARDING THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                                       10





                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Directors and Stockholders of
         Southwest Small Cap Equity Fund, Inc.

         We have audited the accompanying statement of assets and liabilities of the Southwest Small Cap Equity Fund, Inc. as of November 15, 1995. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the statement of assets and liabilities referred to above present fairly, in all material respects, the financial position of the Southwest Small Cap Equity Fund, Inc. as of November 15, 1995 in conformity with generally accepted accounting principles.

                                                       _/s/_ARTHUR_ANDERSEN_LLP_
                                                       ARTHUR ANDERSEN LLP
Cincinnati, Ohio,
November 17, 1995

                      SOUTHWEST SMALL CAP EQUITY FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                             AS OF NOVEMBER 15, 1995
ASSETS
Cash                                                                    $100,000
Deferred organizational expenses (Note 2)                                 49,000
Deferred offering costs (Note 2)                                         142,000
                              -                                          -------
Total assets                                                             291,000
                                                                         -------
LIABILITIES
Accrued expenses (Note 2)                                                191,000
                                                                         -------
Total liabilities                                                        191,000
                                                                         -------
CAPITAL
Preferred stock ($.01 par value; 1,000,000 shares
authorized, no shares issued and outstanding)
Common stock ($.001 par value; 15,000,000 shares
authorized, 10,000 shares issued and outstanding)                             10
Paid-in-capital                                                           99,990
                                                                          ------
Net assets for shares of stock outstanding                              $100,000
                                                                        ========
Shares outstanding                                                        10,000
                                                                        ========
Offering price per share                                                $  10.00
                                                                        ========
                     The accompanying notes are an integral
                        part of this financial statement.

                      Southwest Small Cap Equity Fund, Inc.

                Notes to the Statement of Assets and Liabilities
                                November 15, 1995

(1) The Southwest Small Cap Equity Fund, Inc. (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940. The Fund retains McKenna & Company I, L.P. ("McKenna"), as Administrator of the Fund. The Fund has had no operations except for the initial issuance of shares. On November 15, 1995, 10,000 shares of the Fund were issued for cash at $10.00 per share to McKenna.

(2) Expenses incurred in connection with the organization of the Fund and the initial offering of shares are estimated to be $49,000 and $142,000, respectively. These organizational and offering expenses have been or will be paid by McKenna. Upon commencement of the public offering of shares of the Fund, the Fund will reimburse McKenna for its share of such expenses, with the organizational costs being capitalized and amortized on a straight-line basis over five years and the offering costs being charged to paid-in-capital immediately. As of November 15, 1995, all outstanding shares of the Fund were held by McKenna, who purchased these initial shares in order to provide the Fund with its required capital. In the event any of the initial shares of the Fund are sold by McKenna or by any subsequent owner at any time prior to the complete amortization of organizational expenses, the proceeds payable with respect to such shares will be reduced by the pro rata shares of the unamortized deferred organizational expenses as of the date of such sale.

(3) Reference is made to the Prospectus and this Statement of Additional Information for a description of the Management Agreement, the Administration Services Agreement, the Custody and Stock Transfer Agreement, the Dealer Manager Agreement, and tax aspects of the Fund.

                                     PART C
                                OTHER INFORMATION

                                  EXHIBIT INDEX

EXHIBIT                    DESCRIPTION                               PAGE
-------                    -----------                               ----
(a)          Articles of Incorporation                                  +
(b)          By-Laws                                                    +
(c)          Not applicable
(d)          Form of specimen stock certificate                         *
(e)          Form of Dividend Reinvestment Plan
(f)          Not applicable
(g)(A)       Form of Management Agreement between
               the Fund and McKenna Management
               Company
(g)(B)       Form of Administration Agreement
               between the Fund and McKenna & Company
               I, L.P. and MGF Service Corp.
(g)(C)       Form of Sub-Administration Agreement
               among the Fund and McKenna & Company I,
               L.P. and MGF Service Corp.
(h)(A)       Form of Selling Agreement between
               the Fund and McKenna Securities Company
(h)(B)       Master Selected Dealer Agreement
(i)          Not applicable
(j)(A)       Form of Custody Agreement between the Fund and
               Star Bank, N.A.
(k)          Form of Transfer Agency Agreement
               between the Fund and Star Bank,
               N.A.
(l)(A)       Opinion and Consent of Mayor, Day,                         *
                Caldwell & Keeton, L.L.P.
(m)          Not applicable
(n)          Consent of Arthur Andersen LLP
(o)          Not applicable
(p)          Form of Share Purchase Agreement
               between the Fund and McKenna
               & Company I, L.P.                                        *
(q)          Not applicable
(r)          Not applicable
(s)          Power of Attorney (included                                +
               on signature page)

----------------------------------
*            To be filed by amendment
+            Previously filed with the Commission


                             MARKETING ARRANGEMENTS


         In connection with this offering, the Dealer Managers may effect transactions on the Chicago Stock Exchange which stabilize or maintain the market price of the Common Stock at a level above that which might otherwise prevail in the open market. Such stabilizing, if commenced, may be discontinued at any time.

                   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

             The following table sets forth the estimated expenses in connection with the issuance and distribution of the securities covered by this Registration Statement.

         Securities and Exchange Commission Fees                       *
         Blue Sky fees and expenses                                    *
         Cost of stock certificates                                    *
         Printing                                                      *
         Legal fees and expenses                                       *
         Independent auditor's fees and expenses                       *
         Miscellaneous including marketing expenses                    *

         -----------------------
         * To be filed by amendment

                  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         The Fund does not control any person. The Fund, the Dealer Manager and the Investment Manager are under common control.

         John J. McKenna, Chairman of the Board and President of the Fund is Chairman and Chief Executive Officer of McKenna & Company which is the general partner of McKenna & Company I, L.P. which is the Administrator of the Fund. He is also Chairman and CEO of McKenna Management Company which is the Investment Manager of the Fund.

         Robert D. Harrell, Director of the Fund, is a Managing Director of McKenna & Company I, L.P. and is Chief Investment Officer of McKenna Management Company.

         Lynne P. Hohlfeld, Treasurer and Secretary of the Fund is Controller of McKenna & Company I, L.P.

         E. Glenn Biggs, Director of the Fund, is a limited partner of McKenna & Company I, L.P.

                         NUMBER OF HOLDERS OF SECURITIES

         TITLE OF CLASS                              NUMBER OF RECORD HOLDERS
         --------------                              ------------------------
         Common Stock                                                  1
         par value $.001 per share

                                 INDEMNIFICATION

         Section 145 of the DGCL, INTER ALIA, authorizes a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) because the person is or was a director, officer, employee or agent of another corporation or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the suit or proceeding if the person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reason to believe his conduct was unlawful. Similar indemnity is authorized against expenses (including attorneys' fees) actually and reasonably incurred in defense or settlement of any pending, completed or threatened action or suit if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and provided further that (unless a court of competent jurisdiction otherwise provides) the person shall not have been adjudged liable to the corporation. The indemnification may be made only as authorized in each specific case upon a determination by the stockholders or disinterested directors that indemnification is proper because the indemnitee has met the applicable standard of conduct.

         Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any capacity, or arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him.

         Article VI of the Fund's Articles of Incorporation and Article 8 of the Fund's By-Laws provide, in substance, that directors, officers, employees and agents of the Fund shall be indemnified to the extent permitted by Section 145 of the DGCL. Additionally, Article VI of the Fund's Charter eliminates in certain circumstances the monetary liability of directors of the Fund for a breach of their fiduciary duty as directors. These provisions do not eliminate the liability of a director (i) for a breach of a director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions by a director not in good faith; (iii) for acts or omissions by a director involving intentional misconduct or a knowing violation of the law; (iv) under Section 174 of the DGCL (relating to the declaration of dividends and purchase or redemption of shares in violation of the DGCL); and (v) for transactions from which the director derived an improper personal benefit.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted for directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


         The Fund has agreed to indemnify the Dealer Managers and selling Broker/Dealers against certain civil liabilities, including liabilities under the federal securities laws. However, such indemnification is subject to the provisions of Section 17(1) of the Investment Act which provides, in part, that no agreement shall contain a provision which protects or purports to protect an underwriter of an investment company or business development company against any liability to such company or its security holders to which it would otherwise be subject due to its misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under such agreement.


            BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER

         For information as to the business, professional, vocation or employment of a substantial nature of each of the officers and directors of the Fund, see the information set forth in the Prospectus under the caption, "Management".

                        LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Fund will be maintained at the offices of MGF Services Corp., 312 Walnut Street, Cincinnati, Ohio 45202.

                               MANAGEMENT SERVICES

         Except as described in the Prospectus under the captions "Management of the Fund," "Dividends" and "Marketing Arrangements," the Fund is not party to any management or other service related contract.

                                  UNDERTAKINGS

The undersigned registrant hereby undertakes as follows:

(1) To suspend the offering of shares until the Prospectus is amended if (a) subsequent to the effective date of the Registration Statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value of the Fund increases to an amount greater than the net proceeds of the offering as stated in the Prospectus.

(2) (a) To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:

                  (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

                  (ii) to reflect in the Prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                  (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

         (b) That, for the purpose of determining any liability under the 1933 Act, each such post effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

         (c) To remove from registration by means of a post-effective amendment any of the securities being registered by the Registration Statement which remain unsold at the termination of this offering.

(3) (a) For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act [17 CFR 230.497(h)] shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

         (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(4) The registrant hereby further undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment No. 1 to Registration Statement No. 33-98050 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston, State of Texas on the 22 day of November, 1995.

                                           SOUTHWEST SMALL CAP EQUITY FUND, INC.
                                           By:_/s/_JOHN_J._MCKENNA_
                                              John J. McKenna, Chairman of the
                                              Board and President





         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement No. 33-98050 has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                               TITLE                           DATE
---------                               -----                           ----
/s/_JOHN_J._MCKENNA_                Chairman of the Board;   November 22, 1995
John J. McKenna                     President; Director

_________*___________               Director                 November 22, 1995
Thomas D. Barrow

_________*___________               Director                 November 22, 1995
Norman T. Reynolds

_________*___________               Director                 November 22, 1995
E. Glenn Biggs

_________*___________               Director                 November 22, 1995
Robert D. Harrell

_________*___________               Treasurer; Secretary     November 22, 1995
Lynne P. Hohlfeld

*/s/_JOHN_J._MCKENNA_               November 22, 1995
John J. McKenna, Attorney-in-fact

0266149.03
119521/2022


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